Exhibit 10.15

SUBLEASE

BETWEEN

DROPBOX, INC.

AND

LYFT, INC.

185 BERRY STREET, WHARFSIDE BUILDING

SAN FRANCISCO, CALIFORNIA

Portion of 3rd and the entire 5th Floor

SUBLEASE

THIS SUBLEASE (“Sublease”) is entered into as of February 23, 2016 (the “Effective Date”), by and between DROPBOX, INC., a Delaware corporation (“Sublandlord”) and LYFT, INC., a Delaware corporation (“Subtenant”), with reference to the following facts:

A. Pursuant to that certain Office Lease dated as of June 13, 2011 (the “Original Master Lease”), as the same has been amended by that certain First Amendment to Office Lease dated as of July 1, 2013 (the “First Amendment”), by that certain Second Amendment to Office Lease dated as of January 17, 2014 (the “Second Amendment”) and by that certain Third Amendment to Office Lease dated as of June 30, 2015 (the “Third Amendment”; the Original Master Lease, as amended by the First Amendment, the Second Amendment and the Third Amendment, being referred to herein as the “Master Lease”), China Basin/San Francisco, LLC (“Landlord”), as Landlord, leases to Sublandlord, as tenant, certain space (the “Master Lease Premises”) consisting of 213,046 rentable square feet (“RSF”) consisting of (i) Suite 400 comprising the entire fourth (4th) floor of the “Berry Building” located at 185 Berry Street, San Francisco, California (the “Berry Building”), containing 85,591 RSF (the “Original Master Lease Premises”), (ii) Suite 550 on the 5th floor of the Berry Building containing 16,801 RSF (the “First Expansion Space”), (iii) Suite 3400 on the 3rd floor of the “Wharfside Building” located at 185 Berry Street (the “Wharfside Building”, and such Suite, being “Suite 3400”), containing 24,607 RSF, and (iv) Suite 5000, comprising the entire 5th floor of the Wharfside Building, containing 86,047 RSF (“Suite 5000” and, together with Suite 3400, the “Second Expansion Space”).

B. Subtenant wishes to sublease from Sublandlord, and Sublandlord wishes to sublease to Subtenant, a portion of the Master Lease Premises, containing approximately 110,654 RSF in the Wharfside Building consisting of the Second Expansion Space, said space being more particularly identified and described on the floor plans attached hereto as Exhibit A-1 and Exhibit A-2 and incorporated herein by reference (and hereinafter collectively referred to as the “Subleased Premises”).

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, Sublandlord and Subtenant hereby agree as follows:

1. Sublease. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord for the term, at the rental, and upon all of the conditions set forth herein, the Subleased Premises.

2. Term.

(a) Generally. The term of this Sublease (the “Term”) shall commence on the date (the “Commencement Date”) that is the latest to occur of (w) May 1, 2016 (the “Scheduled Commencement Date”), (x) the date that Sublandlord delivers possession of the Subleased Premises to Subtenant, (y) the date upon which Sublandlord procures Landlord’s consent to this Sublease (the “Consent”, and the date upon which Sublandlord procures the Consent being the “Consent Date”), and (z) the date that is ten (10) days after the Early Access Date (defined in Section 2(c) below) and end on January 31, 2023 (the

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“Expiration Date”), unless sooner terminated pursuant to any provision hereof. Upon the determination of the Commencement Date, Sublandlord and Subtenant will enter into a letter agreement in the form of Exhibit B attached hereto (if the Commencement Date is other than the Scheduled Commencement Date (or if Sublandlord elects to advance the Scheduled Commencement Date as described in Section 2(c) below), such letter agreement will additionally restate the schedule of Base Rent (defined in Section 3.1(a) below).

(b) Outside Date for Consent. Sublandlord and Subtenant acknowledge that this Sublease is subject to Landlord’s Consent as required by the terms of the Master Lease. Sublandlord agrees that if the Consent is not obtained by May 1, 2016 (the “Outside Consent Date”), Subtenant shall be entitled for the period commencing on the Outside Consent Date and ending on the date immediately preceding the Commencement Date, to a credit against Base Rent in the amount of one (1) day’s Base Rent for the Subleased Premises for each day of delay accruing during such period. Additionally, if the Consent is not obtained and the Subleased Premises delivered to Subtenant by June 1, 2016 (the “Outside Trigger Date”), Subtenant shall have the right, in its sole and absolute discretion, to terminate this Sublease by written notice delivered to Sublandlord within ten (10) days following the Outside Trigger Date, and upon such termination, Sublandlord shall immediately return to Subtenant all prepaid Rent (defined below) and the Letter of Credit (defined below). The Outside Consent Date and the Outside Trigger Date will each, however, be delayed on a day-for-day basis for each day that the Commencement Date is delayed (x) due to Force Majeure (defined in the Master Lease) or (y) by the acts or omissions of Subtenant (including Subtenant’s refusal to execute Landlord’s form of Consent). Notwithstanding the foregoing, if the Consent has not been obtained by July 1, 2016, then this Sublease shall be automatically terminated.

(c) Adjustments. Notwithstanding the provisions of Section 2(a) above, Sublandlord shall have the right to advance the Scheduled Commencement Date to April 1, 2016 by irrevocable written notice delivered to Subtenant on or before March 1, 2016; provided, however, that the Consent shall have been obtained from Landlord prior to such earlier Commencement Date.

(d) Early Access. Additionally, Subtenant and Subtenant’s representatives shall have the right to enter the Subleased Premises from and after the later to occur of (i) the Consent Date, (ii) the date upon which Subtenant delivers to Landlord (A) the pre-paid Base Rent required pursuant to Section 3.1(a) below, (B) the Letter of Credit and (C) evidence of Subtenant’s procurement of all insurance coverage required hereunder and (iii) the date that is ten (10) days prior to the Commencement Date (the date upon which Subtenant first has such access to the Subleased Premises being referred to herein as the “Early Access Date”) for the sole purposes of installation of Subtenant’s personal property and equipment, furniture, fixtures and voice and data cabling, all subject to the terms, conditions and requirements of the Master Lease. All of the rights and obligations of the parties under this Sublease (other than Subtenant’s obligation to pay Base Rent, but expressly including without limitation Subtenant’s obligation to pay excess utility charges, carry insurance, and indemnification obligations) shall commence upon the Early Access Date. Subtenant shall coordinate such entry with Sublandlord, and such entry shall be made in compliance with all terms and conditions of this Sublease, the Master Lease (to the extent incorporated herein) and the rules and regulations attached to the Master Lease.

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3. Rent Payments.

3.1 Base Rent. Subtenant shall pay to Sublandlord as base rent for the Subleased Premises during the Term (“Base Rent”) the following:

Period	Rate RSF Per Annum	Monthly Base Rent
May 1, 2016 - April 30, 2017	$76.00	$700,808.67
May 1, 2017 - April 30, 2018	$78.28	$721,832.93
May 1, 2018 - April 30, 2019	$80.63	$743,487.91
May 1, 2019 - April 30, 2020	$83.04	$765,792.55
May 1, 2020 - April 30, 2021	$85.54	$788,766.33
May 1, 2021 - April 30, 2022	$88.10	$812,429.32
May 1, 2022 – January 31, 2023	$90.75	$836,802.20

Base Rent shall be paid in advance on the first day of each month of the Term, except that Subtenant shall pay one (1) month’s Base Rent (i.e., $700,808.67) to Sublandlord upon execution of this Sublease and delivery of this Sublease to Sublandlord; said pre-paid Base Rent will be applied to the first (1st) month’s Base Rent due and payable hereunder. If the Term does not begin on the first day of a calendar month or end on the last day of a month, the Base Rent and Additional Rent (hereinafter defined) for any partial month shall be prorated by multiplying the monthly Base Rent and Additional Rent by a fraction, the numerator of which is the number of days of the partial month included in the Term and the denominator of which is the total number of days in the full calendar month. All Rent (hereinafter defined) shall be payable in lawful money of the United States, by ACH transfer, to Sublandlord as follows:

JPMorgan Chase Bank

4 New York Plaza, Floor 15

New York, NY 10004

Routing & Transit #:

SWIFT Code:

For Credit of: Dropbox, Inc.

Account #:

Please direct any questions or inquiries via email to treasury@dropbox.com or to such other persons or at such other places as Sublandlord may designate in writing.

3.2 Operating Costs.

(a) Definitions. For purposes of this Sublease and in addition to the terms defined elsewhere in this Sublease, the following terms shall have the meanings set forth below:

(1) “Additional Rent” shall mean the sums payable pursuant to Section 3.2(b) below.

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(2) “Applicable Portion of the Master Lease Premises” shall mean the Second Expansion Space (110,654 RSF).

(3) “Base Operating Costs” shall mean Operating Costs payable by Sublandlord to Landlord for the Applicable Portion of the Master Lease Premises during the Base Year.

(4) “Base Year” shall mean the calendar year 2016.

(5) “Operating Costs” shall mean Direct Expenses, as said term is defined in the Master Lease, charged by Landlord to Sublandlord for the Applicable Portion of the Master Lease Premises pursuant to the Master Lease.

(6) “Rent” shall mean, collectively, Base Rent, Additional Rent, and all other sums payable by Subtenant to Sublandlord under this Sublease, whether or not expressly designated as “rent”, all of which are deemed and designated as rent pursuant to the terms of this Sublease.

(7) “Subtenant’s Percentage Share” shall mean 100%.

(b) Payment of Additional Rent. In addition to the Base Rent payable pursuant to Section 3.1 above, from and after the expiration of the Base Year, for each calendar year of the Term, Subtenant shall pay, as Additional Rent, Subtenant’s Percentage Share of the amount by which Operating Costs payable by Sublandlord for the then current calendar year exceed Base Operating Costs. Sublandlord shall provide Subtenant with written notice of Sublandlord’s estimate of the amount of Additional Rent per month payable pursuant to this Section 3.2(b) for each calendar year after the Base Year promptly following the Sublandlord’s receipt of Landlord’s estimate of the Operating Costs payable under the Master Lease. Thereafter, the Additional Rent payable pursuant to this Section 3.2(b) shall be determined and adjusted in accordance with the provisions of Section 3.2(c) below.

(c) Procedure. The determination and adjustment of Additional Rent payable hereunder shall be made in accordance with the following procedures:

(1) Delivery of Estimate; Payment. Upon receipt of a statement from Landlord specifying the estimated Operating Costs to be charged to Sublandlord under the Master Lease with respect to each calendar year following the Base Year, or as soon after receipt of such statement as practicable, Sublandlord shall give Subtenant written notice of its estimate of Additional Rent payable under Section 3.2(b) for the ensuing calendar year, which estimate shall be prepared based on the estimate received from Landlord (as Landlord’s estimate may change from time to time) (“Estimated OpEx Statement”), together with a copy of the statement received from Landlord. On or before the first day of each month during each calendar year following the Base Year, Subtenant shall pay to Sublandlord as Additional Rent one-twelfth (1/12th) of such estimated amount together with the Base Rent.

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(2) Sublandlord’s Failure to Deliver Estimate. In the event Sublandlord’s Statement is not given on or before December of the calendar year preceding the calendar year for which Sublandlord’s Statement is applicable, then until the calendar month after the Estimated OpEx Statement is delivered by Sublandlord, Subtenant shall continue to pay to Sublandlord monthly, during the ensuing calendar year, estimated payments equal to the amounts payable hereunder during the calendar year just ended. Upon receipt of any such post-December Estimated OpEx Statement Subtenant shall (i) commence as of the immediately following calendar month, and continue for the remainder of the calendar year, to pay to Sublandlord monthly such new estimated payments and (ii) if the monthly installment of the new estimate of such Additional Rent is greater than the monthly installment of the estimate for the previous calendar year, pay to Sublandlord within thirty (30) days of the receipt of such updated Estimated OpEx Statement an amount equal to the difference of such monthly installment multiplied by the number of full and partial calendar months of such year preceding the delivery of such notice.

(d) Year End Reconciliation. Within thirty (30) days following the receipt by Sublandlord of a final statement of Operating Costs from Landlord with respect to each calendar year following the Base Year, Sublandlord shall deliver to Subtenant a statement of the adjustment to be made pursuant to Section 3.2 above for the calendar year just ended, together with a copy of any corresponding statement received by Sublandlord from Landlord (the “Annual Operating Cost Statement”). If on the basis of such the Annual Operating Cost Statement Subtenant owes an amount that is less than the estimated payments actually made by Subtenant for the calendar year just ended, Sublandlord shall credit such excess to the next payments of Rent coming due or, if the term of this Sublease is about to expire, promptly refund such excess to Subtenant. If on the basis of such the Annual Operating Cost Statement Subtenant owes an amount that is more than the estimated payments for the calendar year just ended previously made by Subtenant, Subtenant shall pay the deficiency to Sublandlord within thirty (30) days after delivery of the Annual Operating Cost Statement from Sublandlord to Subtenant. Sublandlord’s failure to timely deliver the Annual Operating Cost Statement will not diminish or nullify Subtenant’s obligation to pay (or Sublandlord’s obligation to refund to Subtenant) any reconciliation amount owed as a result of the calculations contained in the Annual Operating Costs Statement as described herein.

(e) Reliance on Landlord’s Calculations. In calculating Operating Costs payable hereunder by Subtenant, Sublandlord shall have the right to rely upon the calculations of Landlord made in determining Direct Expenses pursuant to the provisions of the Master Lease and Subtenant shall have no direct right to audit or review Landlord’s calculation of Direct Expenses.

(f) Audit. Notwithstanding the foregoing provisions of Section 3.2(e), if, following Sublandlord’s delivery to Subtenant of an Annual Operating Cost Statement, Subtenant reasonably disputes any amount set forth in the Landlord’s Statement upon which Sublandlord’s Annual Operating Cost Statement is based, and provided that (A) Sublandlord has not previously exercised its right, set forth in the Master Lease, to review Landlord’s books and records with respect to such Statement; and (B) Subtenant notifies Sublandlord, within sixty (60) days following Sublandlord’s delivery of Sublandlord’s Annual Operating Cost Statement to Subtenant of Subtenant’s desire to cause Sublandlord to exercise such review right; and (C) there is sufficient time remaining, as of the date of Subtenant’s notice to Sublandlord, in which to complete a review of Landlord’s books and records on which Landlord’s Statement is based prior to the expiration of the six (6) month deadline described in Section 4.6 of the Original Master Lease, then, provided further that Subtenant has timely paid

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(and continues to pay) all amounts due hereunder and is not in Default under this Sublease, Sublandlord will notify Landlord, pursuant to the provisions of Section 4.6 of the Original Master Lease, that Sublandlord desires to cause Landlord’s general ledger of accounts to be audited (with respect to such disputed Statement only) by a nationally recognized firm of certified public accountants or another accountant selected by Sublandlord (and reasonably approved by Subtenant), provided such accounting firm or accountant is also approved by Landlord. Sublandlord will promptly provide Subtenant with any report prepared by such accounting firm or accountant. All costs associated with any such review (including any cost or charges imposed by Landlord) shall be solely borne by Subtenant as additional Rent hereunder. If, on the basis of any such review or on the basis of a review initiated solely by Sublandlord, Sublandlord receives a refund of Direct Expenses previously paid by Sublandlord to Landlord which is attributable to an overpayment by Sublandlord of Operating Costs, then any such refund shall be applied (i) first, to Sublandlord, to the extent of any costs associated with such review which have been incurred by Sublandlord and which have not to date been reimbursed to Sublandlord by Subtenant, (ii) second, to Subtenant, to the extent of the costs incurred with respect to such review which Subtenant has previously paid (either directly or by reimbursing Sublandlord) and (iii) third, as between Sublandlord and Subtenant as may be equitably necessary to adjust for any overpayment of Operating Costs by either Sublandlord or Subtenant. For avoidance of doubt, if, as of the date that Subtenant notifies Sublandlord of Subtenant’s desire to require Sublandlord to review Landlord’s books and records, Sublandlord has already notified Landlord of Sublandlord’s exercise of the review right described in Section 4.6 of the Original Master Lease, then Subtenant shall have no independent right to require any such review of Landlord’s books and records, but Sublandlord agrees to: (A) promptly provide Subtenant with any report prepared by Sublandlord’s accounting firm or accountant and, (B) equitably allocate to Subtenant any refund of Direct Expenses attributable to an overpayment by Sublandlord of Operating Costs, following Sublandlord’s recovery of all costs associated with such review, as may then be equitable given any corresponding overpayment of Operating Costs by Subtenant and in such event, Subtenant shall have no obligation to reimburse Sublandlord for the costs of the review initiated solely by Sublandlord.

(g) Survival. The expiration or earlier termination of this Sublease shall not affect the obligations of Sublandlord and Subtenant pursuant to Subsection 3.2, and such obligations shall survive, remain to be performed after, any expiration or earlier termination of this Sublease.

4. Letter of Credit.

(a) Initial Letter of Credit. Within ten (10) business days following Subtenant’s execution and delivery to Sublandlord of this Sublease, Subtenant will deliver to Sublandlord, as collateral for the full performance by Subtenant of all of its obligations under this Sublease and for all losses and damages Sublandlord may suffer as a result of Subtenant’s failure to comply with one or more provisions of this Sublease, including, but not limited to, any post lease termination damages under section 1951.2 of the California Civil Code an unconditional, irrevocable, transferable standby letter of credit (the “Initial Letter of Credit”) in the form attached hereto as Exhibit D in the amount of $7,531,219.78 (the “Letter of Credit Amount”), issued by a financial institution (the “Issuing Bank”) reasonably acceptable to Sublandlord. Sublandlord hereby approves JP Morgan Chase Bank as the Issuing Bank with respect to the Initial Letter of Credit and agrees to accept an Initial Letter of Credit in

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the form attached hereto as Exhibit E; any Replacement Letter of Credit (defined below) must meet the requirements of Section 4(c) below. For avoidance of doubt, Sublandlord will have no obligation to provide access to Subtenant to any portion of the Subleased Premises unless and until the Initial Letter of Credit has been delivered to Sublandlord. Subtenant’s failure to timely deliver the Initial Letter of Credit will, at Sublandlord’s option, be a default hereunder without the necessity of the passage of any further cure period. Subtenant shall cause the Letter of Credit to be continuously maintained in effect (whether through a Replacement Letter of Credit, amendment, renewal or extension) through the date (the “Final Letter of Credit Expiration Date”) that is the later to occur of (i) the date that is forty-five (45) days after the scheduled expiration date of the Term and (ii) the date that is forty-five (45) days after Subtenant vacates the Subleased Premises and completes any restoration or repair obligations.

(b) Drawing Under Letter of Credit. Without prejudice to any other remedy available to Sublandlord under this Sublease or at law, Sublandlord may draw upon the Initial Letter of Credit or any Replacement Letter of Credit on or after the occurrence of either: (i) an uncured event of default under this Sublease; (ii) any failure by Subtenant to deliver to Sublandlord a Replacement Letter of Credit as and when required pursuant to this Section 4; (iii) an uncured failure by Subtenant to perform one or more of its obligations under this Sublease and the existence of circumstances in which Sublandlord is enjoined or otherwise prevented by operation of law from giving to Subtenant a written notice which would be necessary for such failure of performance to constitute an event of default, or (iv) the appointment of a receiver to take possession of all or substantially all of the assets of Subtenant, or an assignment of Subtenant for the benefit of creditors, or any action taken or suffered by Subtenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings, whether now existing or hereafter amended or enacted; provided that in the event of (i) or (iii), Sublandlord may, at Sublandlord’s sole option, draw upon a portion of the face amount of the Initial Letter of Credit or any Replacement Letter of Credit, as applicable, as required to compensate Sublandlord for damages incurred (with subsequent demands at Sublandlord’s sole election as Sublandlord incurs further damage).

(c) Delivery of Replacement Letter of Credit. Subtenant shall deliver to Sublandlord a new letter of credit (a “Replacement Letter of Credit”) (the Initial Letter of Credit and/or any Replacement Letter of Credit being referred to herein as a “Letter of Credit”) at least thirty (30) days prior to the expiry date of the Initial Letter of Credit or of any Replacement Letter of Credit held by Sublandlord. Each Replacement Letter of Credit delivered by Subtenant to Sublandlord shall: (i) be issued by a banking institution reasonably acceptable to Sublandlord; (ii) be in the same form as the letter of credit attached to this Sublease as Exhibit D (other than with respect to minor variations which are approved in writing in advance by Sublandlord); (iii) bear an expiry date not earlier than one (1) year from the date when such Replacement Letter of Credit is delivered to Sublandlord; and (iv) be in an amount not less than the Letter of Credit Amount. Upon the delivery to Sublandlord of a Replacement Letter of Credit as described in this Section 4, Sublandlord shall return to Subtenant the Initial Letter of Credit or any previous Replacement Letter of Credit then held by Sublandlord.

(d) Proceeds of Draw. All proceeds of a draw upon any Letter of Credit shall constitute Sublandlord’s sole and separate property (and not Subtenant’s property or the property of Subtenant’s bankruptcy estate) and Sublandlord may immediately upon any draw permitted hereunder (and without notice to Subtenant except as may be expressly provided

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in this Sublease) apply or offset the proceeds of the Letter of Credit: (i) against any Rent payable by Subtenant under this Sublease that is not paid when due following any applicable notice and cure periods; (ii) against all losses and damages that Sublandlord has suffered or that Sublandlord reasonably estimates that it may suffer as a result of Subtenant’s failure to comply with one or more provisions of this Sublease, including any damages arising under section 1951.2 of the California Civil Code following termination of this Sublease, to the extent permitted by this Sublease; (iii) against any costs incurred by Sublandlord permitted to be reimbursed pursuant to this Sublease (including reasonable attorneys’ fees); and (iv) against any other amount that Sublandlord may spend or become obligated to spend by reason of Subtenant’s default for which Sublandlord shall be entitled to seek reimbursement in accordance with this Sublease.

(e) Sublandlord’s Transfer. If Sublandlord conveys or transfers its interest in the Subleased Premises and, as a part of such conveyance or transfer, Sublandlord assigns its interest in this Sublease: (i) any Letter of Credit shall be transferred to Sublandlord’s successor; (ii) Sublandlord shall be released and discharged from any further liability to Subtenant with respect to such Letter of Credit; and (iii) any Replacement Letter of Credit thereafter delivered by Subtenant shall state the name of the successor to Sublandlord as the beneficiary of such Replacement Letter of Credit and shall contain such modifications in the text of the Replacement Letter of Credit as are required to appropriately reflect the transfer of the interest of Sublandlord in the Subleased Premises.

(f) Additional Covenants of Subtenant. If, as result of any application or use by Sublandlord of all or any part of the Letter of Credit, the amount of the Letter of Credit plus any cash proceeds previously drawn by Sublandlord and not applied pursuant to this Section 4 shall be less than the Letter of Credit Amount, Subtenant shall, within ten (10) business days thereafter, provide Sublandlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement or amended letter of credit in the total Letter of Credit Amount), and any such additional (or replacement or amended) letter of credit shall comply with all of the provisions of this Section 4; if Subtenant fails to timely comply with the foregoing, then notwithstanding anything to the contrary contained in this Sublease, the same shall constitute a default by Subtenant without the necessity of additional notice or the passage of additional grace periods. Subtenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Sublandlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

(g) Nature of Letter of Credit. Sublandlord and Subtenant (1) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any law applicable to security deposits in the commercial context including Section 1950.7 of the California Civil Code (as now existing or hereafter amended or succeeded, “Security Deposit Laws”), (2) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceed thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

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(h) Reduction in Letter of Credit Amount. Notwithstanding the foregoing provisions of this Section 4 to the contrary, if, as of each anniversary of the Commencement Date (each a “Reduction Date”) the Reduction Conditions (defined below) are met, then, upon written request by Subtenant (and provided that the Reduction Conditions remain satisfied as of the date of Subtenant’s delivery of such written request to Sublandlord), the Letter of Credit may be reduced by an amount equal to $836,802.20 as of the later of (x) each such Reduction Date and (y) the date of delivery of Tenant’s request for such a reduction; provided, however, that in no event will the Letter of Credit Amount be reduced below $2,510,462.64. Any such reduction may be accomplished, at Subtenant’s option, by either (i) Subtenant delivering to Sublandlord an amendment to the then-existing Letter of Credit pursuant to which the Letter of Credit Amount is appropriately reduced, such amendment to be in form and substance reasonably satisfactory to Sublandlord, or (ii) by Subtenant’s delivery to Sublandlord of a Replacement Letter of Credit in the appropriately reduced Letter of Credit Amount (in which event, Sublandlord agrees to promptly agree to execute such documentation as may be required by the Issuing Bank to cause the termination of the previously held Letter of Credit). As used herein, the “Reduction Conditions” shall mean that (A) Subtenant is not in default hereunder (after notice and the passage of any applicable cure period) and (B) Subtenant has not previously been in default hereunder (similarly defined) and (C) no notice of default from Sublandlord to Subtenant is then outstanding (regardless of whether the applicable cure period has expired).

5. Use and Occupancy.

5.1 Use. The Subleased Premises shall be used and occupied only for the Permitted Use (as defined in Section 7 of the Basic Lease Information of the Original Master Lease), and for no other use or purpose.

5.2 Services

(a) Janitorial Services. The Subleased Premises is located in a portion of the Master Lease Premises in which, pursuant to Section 14.1 of the Second Amendment, Sublandlord (as opposed to Landlord), provides janitorial services. During the Term, Sublandlord will no longer provide janitorial services to the Subleased Premises and Subtenant will assume all responsibility to provide janitorial services to the Subleased Premises, using a janitorial contractor approved by Landlord and Sublandlord (provided, however, that Sublandlord agrees to approve any janitorial contractor selected by Subtenant which has been approved in writing by Landlord), at Subtenant’s sole cost and expense.

(b) Electricity. The Subleased Premises is located in a portion of the Master Lease Premises which, pursuant to Section 14.2 of the Second Amendment, is separately metered to measure electrical consumption. During the Term, Subtenant shall pay the cost of all electrical consumption in the Subleased Premises without premium or mark-up, as reflected by such Submeter, as additional Rent hereunder, within thirty (30) days following Sublandlord’s delivery of an invoice therefor to Subtenant.

(c) Excess Services. Any other provision in this Sublease to the contrary notwithstanding, Subtenant shall pay to Sublandlord as Rent hereunder any and all sums which Sublandlord may be required to pay the Landlord arising out of a request by Subtenant for, or the use by Subtenant of, additional or over-standard Building services with respect to the Subleased Premises from Landlord (for example, but not by way of limitation, charges associated with after-hour HVAC usage and overstandard electrical or natural gas usage charges).

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5.3 Compliance with Master Lease.

(a) By Subtenant. Subtenant will occupy the Subleased Premises in accordance with the terms of the Master Lease (to the extent incorporated herein) and will not suffer to be done, or omit to do, any act which may result in a violation of or a default under the Master Lease, or render Sublandlord liable for any damage, charge or expense thereunder. Subtenant will indemnify, defend protect and hold Sublandlord harmless from and against any loss, cost, damage or liability (including attorneys’ fees) of any kind or nature (“Claims”) arising out of, by reason of, or resulting from, Subtenant’s failure to perform or observe any of the terms and conditions of the Master Lease (to the extent incorporated herein) or this Sublease.

(b) By Sublandlord. Sublandlord will not commit any act which may result in a default under the Master Lease. Sublandlord will indemnify, defend protect and hold Subtenant harmless from and against any Claims arising out of, by reason of, or resulting from, Sublandlord’s failure to perform or observe any of the terms and conditions of the Master Lease or this Sublease (except to the extent that any such failure to perform or observe such terms and conditions is attributable to the acts or omissions of Subtenant or Subtenant’s employees, agents, representatives or contractors).

5.4 Landlord’s Obligations. Subtenant agrees that Sublandlord shall not be required to perform any of the covenants, agreements and/or obligations of Landlord under the Master Lease, including, without limitation, the services provided in Article 6 of the Original Master Lease, and, insofar as any of the covenants, agreements and obligations of Sublandlord hereunder are required to be performed under the Master Lease by Landlord thereunder, Subtenant acknowledges and agrees that Sublandlord shall be entitled to look to Landlord for such performance. In addition, Sublandlord shall have no obligation to perform any repairs or any other obligation of Landlord under the Master Lease, nor shall any representations or warranties made by Landlord under the Master Lease be deemed to have been made by Sublandlord. Sublandlord shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by Landlord or otherwise, including, without limitation, heat, air conditioning, ventilation, life-safety, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (i) abatement, diminution or reduction of Subtenant’s obligations under this Sublease, or (ii) liability on the part of Sublandlord; provided, however, that in the event that the rent payable by Sublandlord for the Subleased Premises, or any portion of the Subleased Premises, as “Tenant” under the Master Lease, is abated (e.g., pursuant to Section 6.4 [Abatement Event] or Article 11 [Damage and Destruction]) of the Original Master Lease, then Subtenant will be entitled to a parallel Rent abatement hereunder. Notwithstanding the foregoing, if Subtenant notifies Sublandlord that Landlord is not performing or observing any of the Landlord’s obligations under the Master Lease with respect to the Subleased Premises, Sublandlord shall promptly forward such notice to Landlord and request that it comply with Landlord’s obligations. If such failure continues,

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Sublandlord shall at Subtenant’s reasonable request take reasonable steps to enforce Sublandlord’s rights under the Master Lease in connection with Landlord’s providing utilities and services to the Subleased Premises; provided, however, that Sublandlord shall never be required to bring an action (or any similar proceeding) against Landlord and there will be no expense to Sublandlord.

6. Master Lease and Sublease Terms.

6.1 Subject to Master Lease. This Sublease is and shall be at all times subject and subordinate to the Master Lease. Subtenant acknowledges that Subtenant has reviewed and is familiar with all of the terms, agreements, covenants and conditions of the Master Lease (to the extent the same has not been redacted). Additionally, Subtenant’s rights under this Sublease shall be subject to the terms of the Consent. During the Term and for all periods subsequent thereto with respect to obligations which have arisen prior to the termination of this Sublease, Subtenant agrees to perform and comply with, for the benefit of Sublandlord and Landlord, the obligations of Sublandlord under the Master Lease which pertain to the Subleased Premises and/or this Sublease, except for those provisions of the Master Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease document shall control over the Master Lease.

6.2 Sublandlord’s Agreements. Sublandlord shall not rescind, amend or otherwise enter into any agreement modifying, terminating or otherwise affecting the Master Lease in a manner that materially adversely affects Subtenant’s rights under this Sublease without the prior written consent of Subtenant, subject to the provisions of the Master Lease regarding Sublandlord’s rights, if any, to terminate the Master Lease in the event of casualty or condemnation, which Sublandlord may elect to exercise. If Subtenant makes a request that Subtenant is entitled to make under this Sublease, which request requires the approval of Master Landlord, Sublandlord shall use commercially reasonable efforts to obtain such approval (but Sublandlord shall not be required to incur any cost or expense in order to do so).

6.3 Incorporation of Terms of Master Lease. The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the Master Lease, except for those provisions of the Master Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word “Landlord” is used it shall be deemed to mean Sublandlord and wherever in the Master Lease the word “Tenant” is used it shall be deemed to mean Subtenant. Additionally, wherever in the Master Lease the word “Premises” is used it shall be deemed to mean the Subleased Premises. Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of Landlord that is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease. Any right of Landlord under the Master Lease (a) of access or inspection, (b) to do work in the Master Lease Premises or in the Building, (c) in respect of rules and regulations, which is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease; provided, however, that Sublandlord acknowledges the confidential nature of Subtenant’s business and shall use reasonable efforts to comply with the reasonable

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security requirements of Subtenant (except in the event of emergency) and shall use commercially reasonable efforts to keep any knowledge regarding Subtenant’s operations within the Subleased Premises gained through inspection by Sublandlord or access by Sublandlord confidential and Sublandlord shall not use such confidential information for any other purpose than managing the Subleased Premises and discharging its obligations under the Master Lease.

6.4 Modifications. For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

(a) Approvals. In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord and in such case, Sublandlord’s approval shall not be unreasonably withheld, conditioned or delayed.

(b) Deliveries. In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord.

(c) Damage; Condemnation. Sublandlord shall have no obligation to restore or rebuild any portion of the Subleased Premises after any destruction or taking by eminent domain. Any rights of Subtenant to abatement of rent shall be conditioned upon Sublandlord’s ability to abate rent for the Subleased Premises under the terms of the Master Lease.

(d) Insurance. In all provisions of the Master Lease requiring Tenant to designate Landlord as an additional or named insured on its insurance policy, Subtenant shall be required to so designate Landlord and Sublandlord on its insurance policy; provided, however, that such additional insured designation shall only apply to Subtenant’s Commercial General Liability policy and Landlord and Sublandlord shall be named as loss payees on Subtenant’s Physical Damage policy. Sublandlord shall have no obligation to maintain the insurance to be maintained by Landlord under the Master Lease, but shall continue to carry the insurance required to be carried by “Tenant” under the Master Lease; provided, however, to the extent that Landlord specifically agrees to any modifications of such insurance obligations in the Consent, then Subtenant shall only be required to carry the insurance required to be carried by “Tenant” under the Master Lease as so modified by the Consent; however, (i) Subtenant will not be permitted to self-insure for workers’ compensation coverage (notwithstanding any agreement to such self-insurance by Landlord) without providing to Sublandlord a copy of its Certificate of Consent to Self-Insure issued by the California Department of Industrial Relations, Office of Self Insurance Plans, and (ii) notwithstanding any agreement by Landlord that Subtenant will not be bound by the terms of Section 10.6 of the Original Master Lease (as between Landlord and Subtenant), for so long as Tenant is bound by Section 10.6 of the Original Master Lease, then as between Sublandlord and Subtenant, said Section will be deemed incorporated herein by reference and shall bind Subtenant (however, Sublandlord agrees not to require Subtenant to alter its insurance coverage pursuant to said Section 10.6 except and to the extent that Landlord is similarly requiring Tenant to alter its insurance coverage).

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(e) Subrogation. Notwithstanding anything to the contrary contained herein, Sublandlord and Subtenant hereby waive and release, all claims against each other, and against the agents, employees and contractors of each other, for any loss or damage sustained by each other to the extent such claims are or could be insured against under any standard broad form policy of fire and extended coverage insurance, or under any fire and extended casualty insurance policy maintained by Sublandlord or Subtenant, or required to be maintained by Sublandlord or Subtenant under this Sublease, regardless of whether such policy is in effect at the time of the loss. Sublandlord and Subtenant will cause their respective insurance carriers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with damage to the Building or the Master Lease Premises or any portions thereof or any personal property thereon; provided, however, that failure to obtain such endorsements shall not affect the release hereinabove given.

6.5 Exclusions. Notwithstanding the terms of Section 6.3 above, Subtenant shall have no rights nor obligations under the following parts, Sections and Exhibits of the Master Lease:

(a) Original Master Lease:

•	Summary of Basic Lease Information (except items 2.1 and item 7),

•	Sections 1.1.1 [The Premises],

•	1.3 [Expansion Space],

•	1.4 [Right of First Refusal],

•	1.5 [Right of First Offer],

•	Article 2 [Lease Term; Option Terms; Termination Right],

•	Article 3 [Base Rent],

•	Article 4 (except to the extent necessary for the effectiveness of Section 3.2 above but expressly excluding Section 4.6 [Landlords Books and Records]),

•	Section 6.5 [Supplemental HVAC],

•	Section 6.6 [Tenant’s Backup Generator],

•	Section 8.1 (final three sentences only),

•	Section 14.9 [Approved Users],

•	Article 16 [Holding Over],

•	Sections 23.5 [Building Directory],

•	Section 23.6 [Exterior Building Signage],

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•	Section 28 [Tenant Parking] (reference to Section 9 of the Summary only, which will be deemed a reference to Section 16 below),

•	Sections 29.13 [Landlord Exculpation],

•	Sections 29.18 [Notices],

•	Section 29.21 [Attorneys’ Fees],

•	Section 29.24 [Brokers],

•	Section 29.26 [Project or Building Name and Signage],

•	Section 29.32.2 [Riser Space],

•	Section 29.32.3 [Initial Fiber needs],

•	Section 29.34 [Rooftop Rights],

•	Section 29.36 [Bicycles],

•	Article 30 [Letter of Credit],

•

Exhibit B [Tenant Work Letter], Exhibit C [Notice of Lease Term Dates], Exhibit E [Form of Tenant Estoppel Certificate], Exhibit F [Net Equivalent Lease Rate], Exhibit G, Exhibit I [Approved User Agreement], Exhibit K [Approved Signage Specifications and Locations].

(b) First Amendment: All except Section 9.2.

(c) Second Amendment: All (i.e., none of the terms of the Second Amendment shall be applicable to this Sublease).

(d) Third Amendment: All (i.e., none of the terms of the Third Amendment shall be applicable to this Sublease).

With respect to Article 24 [Compliance with Law], the reference to Tenant Improvements shall be deemed deleted and the reference to Alterations shall mean only those Subtenant Improvements (defined below) installed in the Subleased Premises by Subtenant.

7. Master Lease Matters.

(a) Sublandlord’s Representations. Sublandlord represents to Subtenant as follows:

(1) As of the Effective Date, the Master Lease is in full force and effect. To Sublandlord’s actual knowledge, after diligent inquiry, the Master Lease, together with the Additional Documents (defined in Exhibit F attached hereto) constitutes the entire agreement between Landlord and Sublandlord relating to the lease of the Master Lease Premises (except that certain economic terms have been redacted);

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(2) no default or breach by Sublandlord or, to the best knowledge of Sublandlord, by Landlord exists under the Master Lease as of the Effective Date;

(3) subject to receipt of Landlord’s Consent, Sublandlord has the right and power to execute and deliver this Sublease and to perform its obligations hereunder.

(b) Sublandlord’s Agreements. Sublandlord shall not rescind, amend or otherwise enter into any agreement modifying, terminating or otherwise affecting the Master Lease in a manner that materially adversely affects Subtenant’s rights under this Sublease without the prior written consent of Subtenant, subject to the provisions of the Master Lease regarding Sublandlord’s rights, if any, to terminate the Master Lease in the event of casualty or condemnation. So long as no default has occurred and is continuing, Subtenant shall be entitled to peaceful and quiet possession of the Subleased Premises, subject to the terms and conditions of this Sublease and the Master Lease.

8. Assignment and Subletting. Subtenant shall have the right to assign this Sublease or sub-sublease all or a portion of the Subleased Premises in accordance with Article 14 (Assignment and Subletting) of the Original Master Lease which (except as noted in Section 6.5(a) above) is incorporated herein, subject to (x) the approval of Sublandlord, which approval shall be granted or withheld in the manner described in the Master Lease with respect to Landlord’s rights to approve assignments or subleases, and (y) the approval of Landlord pursuant to the Master Lease. Subtenant expressly acknowledges that any deemed consent by Sublandlord to a proposed sub-sublease of any portion of the Subleased Premises following Sublandlord’s failure to respond to a second (2nd) notice from Subtenant as described in Section 14.2 of the Original Master Lease (as incorporated herein by reference) will not be deemed to constitute consent (or deemed consent) of Landlord to any assignment or sublease. Subtenant shall pay all fees and costs payable to Landlord pursuant to the Master Lease in connection with any proposed assignment, sub-sublease or transfer of the Subleased Premises, together with all of Sublandlord’s reasonable out-of-pocket costs relating to Subtenant’s request for such consent, regardless of whether such consent is granted, and the effectiveness of any such consent shall be conditioned upon Landlord’s and Sublandlord’s receipt of all such fees and costs. Subtenant shall have the benefits of Section 14.8 (Permitted Transfers) of the Original Master Lease. For the purpose of this Sublease, any sale or transfer of Subtenant’s capital stock, redemption or issuance of any additional stock of any class or the trading of any of Subtenant’s stock if Subtenant is a publicly traded company shall not be deemed an assignment, subletting or any other transfer of this Sublease or the Subleased Premises so long as such transaction does not constitute a “Transfer” pursuant to Section 14.6 of the Original Master Lease. Moreover, none of the following shall be deemed an assignment, subletting or any other transfer of this Sublease or the Subleased Premises so long as such transaction does not constitute a “Transfer” pursuant to Section 14.6 of the Original Master Lease: (i) a sale of corporate shares of capital stock in Subtenant in connection with an initial public offering of Subtenant’s stock on a nationally-recognized stock exchange, or (ii) the issuance of any stock preferences or other equity interests of Subtenant in connection with raising additional financing or capital. The terms of the immediately preceding two (2) sentences will not be deemed to bind Landlord or restrict Landlord’s ability to construe any transaction as a Transfer in accordance with the terms of the Master Lease.

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9. Security. Sublandlord shall cooperate with Subtenant to implement separate and secure access to the Subleased Premises including without limitation, the installation of a cardkey or other similar system to restrict access to the Subleased Premises.

10. Default. Except as expressly set forth herein, Subtenant shall perform all obligations in respect of the Subleased Premises that Sublandlord would be required to perform pursuant to the Master Lease (to the extent specifically incorporated herein). It shall constitute a Default hereunder if Subtenant fails to perform any obligation hereunder (including, without limitation, the obligation to pay Rent), or any obligation under the Master Lease which has been incorporated herein by reference, and, in each instance, Subtenant has not remedied such failure (i) in the case of any monetary Default, three (3) business days after delivery of written notice and (ii) in the case of any other Default, ten (10) calendar days after delivery of written notice.

11. Remedies. In the event of any Default hereunder by Subtenant, Sublandlord shall have all remedies provided to the “Landlord” in the Master Lease as if a default had occurred thereunder and all other rights and remedies otherwise available at law and in equity. Sublandlord may resort to its remedies cumulatively or in the alternative.

12. Right to Cure. If Subtenant fails to perform any of its obligations under this Sublease after expiration of applicable notice, grace or cure periods, then Sublandlord may, but shall not be obligated to, perform any such obligations for Subtenant’s account. All costs and expenses reasonably incurred by Sublandlord in performing any such act for the account of Subtenant shall be deemed Rent payable by Subtenant to Sublandlord upon demand, together with interest thereon at the lesser of (i) twelve percent (12%) per annum or (ii) the maximum rate allowable under law from the date of the expenditure until repaid. If Sublandlord undertakes to perform any of Subtenant’s obligations for the account of Subtenant pursuant hereto, the taking of such action shall not constitute a waiver of any of Sublandlord’s remedies. Subtenant hereby expressly waives its rights under any statute to make repairs at the expense of Sublandlord.

13. Consents and Approvals. In any instance when Sublandlord’s consent or approval is required under this Sublease, Sublandlord’s refusal to consent to or approve any matter or thing shall be deemed reasonable if, among other matters, such consent or approval is required under the provisions of the Master Lease incorporated herein by reference but has not been obtained from Landlord despite Sublandlord’s good faith efforts to obtain same. Except as otherwise provided herein, Sublandlord shall not unreasonably withhold, or delay its consent to or approval of a matter if such consent or approval is required under the provisions of the Master Lease and Landlord has consented to or approved of such matter.

14. Limitation of Liability.

14.1 Limitation of Liability (Sublandlord). Notwithstanding any other term or provision of this Sublease, the liability of Sublandlord to Subtenant for any default in Sublandlord’s obligations under this Sublease shall be limited to actual, direct damages, and under no circumstances shall Subtenant, its partners, members, shareholders, directors, agents, officers, employees, contractors, sublessees, successors and/or assigns be entitled to recover

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from Sublandlord (or otherwise be indemnified by Sublandlord) for (a) any losses, costs, claims, causes of action, damages or other liability incurred in connection with a failure of Landlord, its partners, members, shareholders, directors, agents, officers, employees, contractors, successors and /or assigns to perform or cause to be performed Landlord’s obligations under the Master Lease, (b) lost revenues, lost profit or other consequential, special or punitive damages arising in connection with this Sublease for any reason, or (c) any damages or other liability arising from or incurred in connection with the condition of the Subleased Premises or suitability of the Subleased Premises for Subtenant’s intended uses. Subtenant shall, however, have the right to seek any injunctive or other equitable remedies as may be available to Subtenant under applicable law. Notwithstanding any other term or provision of this Sublease, no personal liability shall at any time be asserted or enforceable against Sublandlord’s shareholders, directors, officers, or partners on account of any of Sublandlord’s obligations or actions under this Sublease. As used in this Sublease, the term “Sublandlord” means the holder of the tenant’s interest under the Master Lease and “Sublandlord” means the holder of sublandlord’s interest under this Sublease. In the event of any assignment or transfer of the Sublandlord’s interest under this Sublease, which assignment or transfer may occur at any time during the Term in Sublandlord’s sole discretion, Sublandlord shall be and hereby is entirely relieved of all covenants and obligations of Sublandlord hereunder accruing subsequent to the date of the transfer and it shall be deemed and construed, without further agreement between the parties hereto, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublandlord hereunder. Sublandlord may transfer and deliver any then existing Security Deposit to the transferee of Sublandlord’s interest under this Sublease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto.

14.2 Limitation of Liability (Subtenant). Notwithstanding any other term or provision of this Sublease, except with respect to (i) any violation by Subtenant of the provisions of the Master Lease, as incorporated herein by reference, regarding hazardous materials and (ii) Subtenant’s holding over in any portion of the Subleased Premises following the expiration or sooner termination of this Sublease, the liability of Subtenant to Sublandlord for any Default in Subtenant’s obligations under this Sublease shall be limited to actual, direct damages, and under no circumstances shall Sublandlord, its partners, members, shareholders, directors, agents, officers, employees, contractors, sublessees, successors and/or assigns be entitled to recover from Subtenant (or otherwise be indemnified by Subtenant) for lost revenues, lost profit or other consequential, special or punitive damages arising in connection with this Sublease for any reason (other than as described in clauses (i) and (ii) above). Sublandlord shall, however, have the right to seek any injunctive or other equitable remedies as may be available to Sublandlord under applicable law. Notwithstanding any other term or provision of this Sublease, no personal liability shall at any time be asserted or enforceable against Subtenant’s shareholders, directors, officers, or partners on account of any of Subtenant’s obligations or actions under this Sublease.

15. Attorneys’ Fees. If Sublandlord or Subtenant brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party who recovers substantially all of the damages, equitable relief or other remedy sought in any such action on trial and appeal shall be entitled to receive from the other party its costs associated therewith, including, without limitation, reasonable attorney’s fees and costs from the other party. Without limiting the generality of the foregoing, if Sublandlord utilizes the services of an attorney for the purpose of collecting any Rent which is, in fact, past due and unpaid by Subtenant, Subtenant agrees to pay Sublandlord reasonable actual attorneys’ fees as determined by Sublandlord for such services, irrespective of whether any legal action may be commenced or filed by Sublandlord.

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16. Delivery of Possession.

16.1 Generally. Sublandlord shall deliver, and Subtenant shall accept, possession of the Subleased Premises in their “AS IS” condition as the Subleased Premises exists on the Effective Date. Sublandlord shall have no obligation to furnish, render or supply any work, labor, services, materials, furniture, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Subtenant’s occupancy. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made and has not relied on any representation or warranty concerning the Subleased Premises or the Building, except as expressly set forth in this Sublease. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections of the Subleased Premises and the common areas of the Building. Notwithstanding the foregoing, Subtenant shall have the right to utilize the cabling in the Subleased Premises as of the Effective Date; provided, however, if any such cabling is cut by Sublandlord after the Effective Date, then the cut cabling shall be replaced by Sublandlord at its sole cost and expense. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Subleased Premises except as permitted by the provisions of this Sublease and the Master Lease and that upon termination of this Sublease, Subtenant shall deliver the Subleased Premises to Sublandlord in the same condition as the Subleased Premises were at the commencement of the Term, reasonable wear and tear excepted; Subtenant acknowledges that Subtenant shall, at either Sublandlord’s or Landlord’s election remove from the Subleased Premises some or all of the Subtenant Improvements constructed (defined below) therein by Subtenant; additionally, at Subtenant’s cost, Subtenant will remove all telecommunications and data cabling installed by or for the benefit of Subtenant.

16.2 Subtenant Improvements.

(a) Generally. If Subtenant desires to construct improvements within the Subleased Premises (“Subtenant Improvements”), all Subtenant Improvements shall be carried out in accordance with the applicable provisions of the Master Lease. Sublandlord will have the right to approve the plans and specifications for any proposed Subtenant Improvements, as well as any contractors whom Subtenant proposes to retain to perform such work; such approval not to be unreasonably withheld, conditioned or delayed; however, for avoidance of doubt, provided Subtenant complies with the notice procedures set forth in Section 8.1 of the Original Master Lease (as incorporated herein by reference), (i) Sublandlord’s consent will not be required for Cosmetic Alterations (as said term is defined in the Original Master Lease) and (ii) if Landlord approves of any Subtenant Improvements, then Sublandlord shall not withhold its approval to such Subtenant Improvements so long as, in Sublandlord’s reasonable determination, such Subtenant Improvements will not be subject to any restoration requirement imposed by Landlord pursuant to the Master Lease and the construction of such Subtenant Improvements will not impose any potential liability for or increased cost to Sublandlord (including, without limitation, any cost to Sublandlord to remove or restore such Subtenant Improvements in order to accommodate Sublandlord’s re-occupancy or subleasing of the application portion of the Subleased Premises following any early termination of this Sublease

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with respect to such space). Subtenant will submit all such information for Sublandlord’s review and written approval prior to commencement of any such work; Sublandlord will similarly submit such plans to Landlord for review and approval. Promptly following the completion of any Subtenant Improvements or subsequent alterations or additions by or on behalf of Subtenant, Subtenant will deliver to Sublandlord a reproducible copy of “as built” drawings of such work together with a CAD file of the “as-built” drawings in the then-current version of AutoCad.

(b) Code-Required Work. If the performance of any Subtenant Improvements or other work by Subtenant within the Subleased Premises “triggers” a requirement for code-related upgrades to or improvements of any portion of the Building, Subtenant shall be responsible for the cost of such code-required upgrade or improvements.

17. Holding Over. If Subtenant fails to surrender the Subleased Premises at the expiration or earlier termination of this Sublease, occupancy of the Subleased Premises after the termination or expiration shall be that of a tenancy at sufferance. Subtenant’s occupancy of the Subleased Premises during the holdover shall be subject to all the terms and provisions of this Sublease and Subtenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 150% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover. No holdover by Subtenant or payment by Subtenant after the expiration or early termination of this Sublease shall be construed to extend the Term or prevent Sublandlord from immediate recovery of possession of the Subleased Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Sublandlord is unable to deliver possession of the Subleased Premises to a new subtenant or to Landlord, as the case may be, or to perform improvements for a new subtenant, as a result of Subtenant’s holdover, Subtenant shall be liable to Sublandlord for all damages, including, without limitation, consequential damages, that Sublandlord suffers from the holdover; Subtenant expressly acknowledges that such damages may include all of the holdover rent charged by Landlord under the Master Lease as a result of Subtenant’s holdover, which Master Lease holdover rent may apply to the entire Master Lease Premises.

18. Parking. During the Term, and subject to Landlord’s consent, Subtenant shall be permitted to use twenty-seven (27) (i.e., 1/4,000 rentable square feet) of the unreserved parking passes allocated to Sublandlord pursuant to the Master Lease. Subtenant will pay to Sublandlord as additional Rent hereunder, the rate(s) payable by Sublandlord for such parking passes as and when Base Rent is payable hereunder. The provisions of Article 28 [Tenant Parking] of the Original Master Lease are hereby incorporated herein by this reference except that the reference to Section 9 of the Summary will be deemed a reference to the first sentence of this Section 18.

19. Bicycle Locker. Subtenant expressly acknowledges that the Bicycle Locker made available to Sublandlord pursuant to the provisions of Section 29.36 of the Original Master Lease is allocated to the portion of the Master Lease Premises located in the Berry Building and, accordingly, Subtenant shall have no right to use the Bicycle Locker.

20. Signage. Sublandlord shall request that Landlord include Subtenant in the directory signage located in the lobby of the Building. In addition, Sublandlord shall request Landlord’s permission for the installation of Subtenant’s standard corporate signage on the exterior of the main entrance to the Subleased Premises on each floor on which the Subleased Premises are located.

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21. Dogs. If Landlord consents to Subtenant bringing fully domesticated, properly licensed, vaccinated, and well behaved dogs, kept by the Subtenant’s employees as pets, into the Subleased Premises, Sublandlord will not withhold its consent to such action provided, and upon condition that, Subtenant will (a) strictly and consistently comply with all rules, regulations and guidelines imposed by Landlord with respect to the presence of dogs in or about the Subleased Premises and/or the Wharfside Building, (b) be responsible for any damage and additional cleaning costs and all other costs which may arise from the dogs’ presence in excess of the costs that would have been incurred had said dogs not been allowed in or around the Subleased Premises or the Wharfside Building and (c) to the fullest extent permissible under applicable law, indemnify, defend, protect and hold Sublandlord harmless from and against any and all loss, cost, damage or liability arising out of Subtenant’s employees’ dogs having access to the Subleased Premises and/or the Wharfside Building.

22. Notices: Any notice by either party to the other required, permitted or provided for herein shall be valid only if in writing and shall be deemed to be duly given only if (a) delivered personally, or (b) sent by means of Federal Express, UPS Next Day Air or another reputable express mail delivery service guaranteeing next day delivery, or (c) sent by United States certified or registered mail, return receipt requested, addressed: (i) if to Sublandlord, at the following addresses:

Prior to Commencement Date:

Dropbox, Inc.
185 Berry Street
Berry Street Building, Suite 400
San Francisco, California 94107
Attn:	Head of Real Estate and Office Team

with a copy to:

Dropbox, Inc.
185 Berry Street
Berry Street Building, Suite 400
San Francisco, California 94107
Attn:	Legal Department

Following Commencement Date:

Dropbox, Inc.
333 Brannan Street
San Francisco, California 94107
Attn:	Head of Real Estate and Office Team

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with a copy to:

Dropbox, Inc.
333 Brannan Street
San Francisco, California 94107
Attn:	Legal Department

and with a copy at all times to:

Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, California 94111
Attn:	Jonathan M. Kennedy/ Kathleen K. Bryski

and (ii) if to Subtenant, at the following address:

Prior to Commencement Date:

Lyft, Inc.
2300 Harrison Street
San Francisco, CA 94110
Attn:	CEO

with a copy to:

Lyft, Inc.
2300 Harrison Street
San Francisco, CA 94110
Attn:	General Counsel

Following Commencement Date:

Lyft, Inc.
185 Berry Street
Wharfside Building, Suite 5000
San Francisco, CA 94107
Attn:	CEO

with a copy to:

Lyft, Inc.
185 Berry
Wharfside Building, Suite 5000
San Francisco, CA 94107
Attn:	General Counsel

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or at such other address for either party as that party may designate by notice to the other. A notice shall be deemed given and effective, if delivered personally, upon hand delivery thereof (unless such delivery takes place after hours or on a holiday or weekend, in which event the notice shall be deemed given on the next succeeding business day), if sent via overnight courier, on the business day next succeeding delivery to the courier, and if mailed by United States certified or registered mail, three (3) business days following such mailing in accordance with this Section.

23. Furniture.

23.1 Generally. During the Term, at no charge to Subtenant, Subtenant shall be permitted to use the existing modular and office furniture and commercial kitchen equipment located in the Subleased Premises and described in more particular detail in Exhibit C attached hereto, as well as all equipment and data cabling associated therewith (the “Furniture”). Subtenant shall accept the Furniture in its current condition without any warranty of fitness from Sublandlord (Subtenant expressly acknowledges that no warranty is made by Sublandlord with respect to the condition of any cabling currently located in or serving the Subleased Premises). For purposes of documenting the current condition of the Furniture, Subtenant and Sublandlord shall, prior to the Commencement Date, conduct a joint walk-through of the Subleased Premises in order to inventory items of damage or disrepair. Subtenant shall use the Furniture only for the purposes for which such Furniture is intended and shall be responsible for the proper maintenance, insurance, care and repair of the Furniture during the period when such Furniture is in Subtenant’s possession and control (i.e., until any items of Furniture are removed from the Lyft Premises (defined below) following the expiration of the Furniture Storage Period [as defined below]), at Subtenant’s sole cost and expense, using maintenance contractors approved by Sublandlord (such approval not to be unreasonably withheld). As used herein, the “Lyft Premises” shall mean the entirety of: (i) the Subleased Premises and (ii) any other space occupied by Subtenant in the Wharfside Building or the Berry Building whether as a subtenant or pursuant to a direct lease. Subtenant may relocate any of the Furniture within the Lyft Premises, without the requirement of Sublandlord’s consent. If, at any time during the first half of the Term (i.e., assuming a May 1, 2016, Commencement Date, during the period from the Commencement Date through September 30, 2019) (the “Furniture Storage Period”), Subtenant desires to remove any of the Furniture from the Lyft Premises, Subtenant may remove such Furniture, provided that Subtenant (x) notifies Sublandlord of such removal and (y) at Subtenant’s sole cost and expense, stores such items of Furniture in a storage facility approved in advance by Sublandlord (such approval not to be unreasonably withheld, conditioned or delayed). From and after the expiration of the Furniture Storage Period, Subtenant may notify Sublandlord (a “Removal Notice”) of Subtenant’s desire to dispose of: (i) any such stored items of Furniture unless Sublandlord elects to assume the obligation to store such items of Furniture, at Sublandlord’s cost, or (ii) any remaining Furniture located in the Lyft Premises identified by Subtenant from time to time that Subtenant has identified as wishing to have removed therefrom (“Identified Furniture Items”) and within thirty (30) days following Sublandlord’s receipt of a Removal Notice, Sublandlord shall either: (A) assume the obligation (and cost) of storing such items of Furniture, (B) remove such Furniture from the Lyft Premises, at Sublandlord’s sole cost and expense, or (C) waive Sublandlord’s right to the return of same and Subtenant shall be permitted to dispose of such Identified Furniture Items howsoever Subtenant wishes with no compensation to Sublandlord being required. Any such Removal Notice must specifically identify itself as a Removal Notice and clearly specify that Sublandlord’s failure to respond within thirty (30) days following delivery of such Removal Notice (the date of expiration of such thirty (30) day period to be expressly specified in such

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Removal Notice) may result in Sublandlord being deemed to have allowed Subtenant to dispose of such Identified Furniture Items. If Sublandlord does not elect to assume the obligation (and cost) of storing such Identified Furniture Items or does not arrange for the removal of same within thirty (30) days following delivery of the Removal Notice by Subtenant, Subtenant shall be free to dispose of such Identified Furniture Items.

23.2 Automatic Transfer of Furniture to Subtenant. In consideration of Subtenant’s performance of its obligations under this Sublease, as of the date that is thirty (30) days prior to the Expiration Date (the “Furniture Transfer Date”), all of Sublandlord’s right, title and interest in and to the Furniture then remaining in the Lyft Premises (collectively, the “Remaining Furniture”), shall automatically be transferred to Subtenant. The Remaining Furniture shall be so transferred to Subtenant on an “as is” basis with no representation or warranty of any kind from, and no recourse against, Sublandlord; provided, however, that Sublandlord represents and warrants as of the Furniture Transfer Date that it owns all of the Remaining Furniture free and clear of all liens and encumbrances and has the authority to so transfer the Remaining Furniture. Thereafter, Subtenant shall be solely responsible for the proper removal of the Remaining Furniture from the Subleased Premises and the Building in accordance with the terms and provisions of the Master Lease. Sublandlord and Subtenant confirm that the transfer of ownership of the Remaining Furniture shall occur automatically on the Furniture Transfer Date and that this Sublease shall constitute a bill of sale evidencing the transfer of the Remaining Furniture on the Furniture Transfer Date unless otherwise agreed to in a writing signed by both Sublandlord and Subtenant. Notwithstanding the foregoing provisions of this Section 23.2 to the contrary, if, prior to the Furniture Transfer Date, Subtenant is in Default hereunder, and Sublandlord terminates this Sublease as a consequence of such Default, then at Sublandlord’s election, the automatic transfer of all of Sublandlord’s right, title and interest in and to the Remaining Furniture shall be voidable by Sublandlord. If Sublandlord so elects to void such transfer, then Sublandlord shall provide notice of such election to Subtenant. In such event (i.e., following the termination of this Sublease as a result of a Default by Subtenant), (i) prior to or promptly following the termination of this Sublease, Sublandlord shall conduct a walk-through of the Subleased Premises to catalog any items of damage, disrepair, misuse or loss among the Remaining Furniture (reasonable wear and tear excepted), and (ii) Subtenant shall be responsible, at Subtenant’s sole cost and expense, for curing any such items (including, with respect to loss, replacing any lost item with a substantially similar new item reasonably acceptable to Sublandlord).

24. Exclusive. The parties acknowledge that, as of the Effective Date, Subtenant is negotiating with Landlord regarding the terms of a lease agreement pursuant to which Subtenant would lease additional space in the China Basin Project on a “direct” basis with Landlord (any such lease agreement, if concluded, the “Direct Lease”). Sublandlord also acknowledges that Subtenant desires that Landlord agree in the Direct Lease, and that Sublandlord correspondingly agree, that certain competitors of Subtenant be precluded from leasing or renting any portion of the China Basin Project. If the Direct Lease contains provisions whereby Landlord agrees to restrict its ability to lease or rent any portion of the China Basin Project to competitors of Subtenant, upon Subtenant’s delivery to Sublandlord of a true, correct and complete copy of the provision of the Direct Lease which relates to Landlord’s agreement to restrict its right to lease to Subtenant’s competitors, Sublandlord will agree to amend this Sublease to provide a parallel prohibition of Sublandlord’s ability to sublease any portion of the Master Lease Premises to such competitors. However, Subtenant expressly acknowledges that Sublandlord will be under no obligation to agree to prohibit the sub-subleasing to such competitors by any subtenant of Sublandlord pursuant to the provisions of a sublease which exists as of the Effective Date.

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25. Risers. Subtenant shall be entitled to an equitable share of Lines and Risers serving the Subleased Premises pursuant to Section 29.32 [Communications and Computer Lines] of the Original Master Lease.

26. Brokers. Subtenant represents that it has dealt directly with and only with Jones Lang LaSalle (“Subtenant’s Broker”), as a broker in connection with this Sublease. Sublandlord represents that it has dealt directly with and only with CBRE, Inc. (“Sublandlord’s Broker”), as a broker in connection with this Sublease. Sublandlord and Subtenant shall indemnify and hold each other harmless from all claims of any brokers other than Subtenant’s Broker and Sublandlord’s Broker claiming to have represented Sublandlord or Subtenant in connection with this Sublease. Subtenant and Sublandlord agree that Subtenant’s Broker and Sublandlord’s Broker shall be paid commissions by Sublandlord in connection with this Sublease pursuant to a separate written agreement.

27. Complete Agreement. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated nor may any of its provisions be waived orally or in any manner other than by a written agreement executed by both parties.

28. CASp. The Subleased Premises has not undergone an inspection by a Certified Access Specialist (CASp). This notice is given pursuant to California Civil Code Section 1938.

29. Interpretation. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of California. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease or any part thereof to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word “person” as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

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30. Confidentiality. The parties agree that they shall not, without the other party’s prior written consent, which consent may be withheld by a party in its sole and absolute discretion, use the names, characters, artwork, designs, trade names, copyrighted materials, trademarks or service marks (collectively, “Name/Logo”) of the other party or its parent, affiliated or subsidiary companies, employees, directors, shareholders, assigns, successors or licensees (a) in any advertising, publicity or promotion or (b) in any manner other than expressly in accordance with this Sublease. Furthermore, Subtenant acknowledges that the content of this Sublease and any related documents are confidential information. Subtenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Subtenant’s financial, legal and space planning consultants, or its directors, officers, employees, attorneys, accountants, affiliates, lenders, prospective lenders, prospective purchasers, brokers, and current and potential partners or investors, or to the extent that disclosure is mandated by applicable laws.

31. USA Patriot Act Disclosures. Subtenant is currently in compliance with and shall at all times during the Term remain in compliance with the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

32. Counterparts. This Sublease may be executed in multiple counterparts, each of which is deemed an original but which together constitute one and the same instrument. This Sublease shall be fully executed when each party whose signature is required has signed and delivered to each of the parties at least one counterpart, even though no single counterpart contains the signatures of all of the parties hereto. This Sublease may be executed in so-called “pdf” format and each party has the right to rely upon a pdf counterpart of this Sublease signed by the other party to the same extent as if such party had received an original counterpart.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the Effective Date.

SUBLANDLORD:DROPBOX, INC.,
a Delaware corporation

By:	/s/ Vanessa Wittman
Print Name:	Vanessa Wittman
Title:	CFO

SUBTENANT:LYFT, INC.,
a Delaware corporation

By:	/s/ Logan Green
Print Name:	Logan Green
Title:	CEO

By:	/s/ Brian K. Roberts
Print Name:	Brian K. Roberts
Title:	CFO

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EXHIBIT A-1

Suite 3400

A-1

EXHIBIT A-2

Suite 5000

Entire 5th Floor
Approximately 86,047 RSF

THIRD STREET
THIRD STREET
FOURTH STREET

A-2

EXHIBIT B

Commencement Agreement

Date

Subtenant	Lyft, Inc.
Address

Re:

Commencement Letter with respect to that certain Sublease dated as of February 23, 2016, by and between DROPBOX, INC., a Delaware corporation, as Sublandlord, and LYFT, INC., a Delaware corporation, as Subtenant, for 110,654 rentable square feet on the third (3rd) and fifth (5th) floors of the Wharfside Building located at 185 Berry Street, San Francisco, California.

Dear                                     :

In accordance with the terms and conditions of the above referenced Sublease, Subtenant accepts possession of the Subleased Premises and agrees:

1. The Commencement Date is                                                  , 2016;

2. [IF APPLICABLE] The Schedule of Base Rent for the Subleased Premises is as follows: [TO BE COMPLETED];

3. The Furniture Storage Period shall commence on                   , 2016 [the Commencement Date] and expire on the last day of the first half of the Term, which date is                     , 2019.

4. The Expiration Date is January 31, 2023.

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing this Commencement Letter in the space provided and returning a fully executed counterpart (a scanned signature sent in PDF or similar format will suffice) to my attention.

Sincerely,

Sublandlord Authorized Signatory

B-1

Agreed and Accepted:

Subtenant: LYFT, INC.

By:	[EXHIBIT — DO NOT SIGN]

Name:
Title:
Date:

B-2

EXHIBIT C

Furniture

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
	VOLLRATH MOBILE FOOD STATION	KITCHEN EQUIPMENT
	VOLLRATH MOBILE FOOD STATION	KITCHEN EQUIPMENT
	Workstation	Workstation	30x60”	Walnut
	Workstation	Workstation	30x60”	Walnut
	Pin Height Table		30x60	Walnut
1060	BAR HEIGHT WOOD TABLE WITH METAL LEGS	BAR TABLES	48” X 28” X 42”	WOOD WITH BLACK METAL FRAME
936	COUNTER HEIGHT TABLE	BAR TABLES	36” X 12’3” X 36”	WOOD WITH BLACK METAL FRAME
EXPRESSO
347	BENCH	BENCH	16” X 54”W X 20”H
985	3-SHELF WIRE BOOKCASE	BOOKSHELF	N/A	SILVER METAL
1048	STORAGE CABINET	CABINET	38” X 26” X 23”	MULTI
1037	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	CAFÉ CHAIR	15.5” X 19” X 32”	WOOD/BLACK FRAME
1038	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	CAFÉ CHAIR	15.5” X 19” X 32”	WOOD/BLACK FRAME
1039	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	CAFÉ CHAIR	15.5” X 19” X 32”	WOOD/BLACK FRAME
1194	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	CAFÉ CHAIR	15.5” X 19” X 32”	WOOD/BLACK FRAME
2920	3 SHELVES SERVING CART	CART	38” X 18” X 62.5”	BLACK
1506	CD SWIVEL STAND	CD STAND	15.75”W x 15.75”D x 55.75”H	BLACK
330	COFFEE TABLE	COFFEE TABLE	42” X 22” X 15”H	METAL

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1086	COFFEE TABLE WITH METAL LEGS	COFFEE TABLE	54” X 32” X18”	WOOD
1053	METAL COFFEE TABLE	COFFEE TABLE	42” X 22 X 14.5”	METAL
1054	ROUND COFFEE TABLE WITH METAL BASE	COFFEE TABLE	5’ DIA 29“H	WOOD
1120	ROUND COFFEE TABLE WITH METAL BASE	COFFEE TABLE	47” D X 30” H	GREY CONCRETE
1159	ROUND COFFEE TABLE WITH METAL BASE	COFFEE TABLE	47” D X 30” H	GREY CONCRETE
400	ROUND TABLE WITH METAL TOP, WOOD BASE	COFFEE TABLE	58” DIA X 36“H	BLACK
1050	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2557	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2558	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1010	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1002	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1003	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1004	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1005	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1006	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1161	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1162	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1163	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1164	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1232	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
979	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
980	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
981	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
982	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
967	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
968	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
961	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
962	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
963	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1015	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
988	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
989	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
990	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
991	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
992	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2455	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2459	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2460	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2461	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2462	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1224	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2442	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2443	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2444	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2445	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1508	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2524	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2525	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2526	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2530	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2531	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2532	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2533	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2541	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2542	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2543	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2517	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2518	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2519	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2536	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1549	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1550	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1507	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1237	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1238	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1518	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1519	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1520	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
966	CONFERENCE TABLE CEMENT TOP, METAL BASE	CONFERENCE TABLE	36” DIA, 29“H	GREY WITH BLACK BASE
960	CONFERENCE TABLE CEMENT TOP, METAL BASE	CONFERENCE TABLE	36” DIA, 29“H	GREY WITH BLACK BASE
1148	CONFERENCE TABLE WITH METAL WOOD BASE	CONFERENCE TABLE	60” X 60” X 29”	WOOD
1150	CONFERENCE TABLE WITH METAL WOOD BASE	CONFERENCE TABLE	60” X 60” X 29”	WOOD
1149	CONFERENCE TABLE WITH POWER COLUMN GROMMET	CONFERENCE TABLE	60” X 60” X 29”	WOOD
1510	CONFERENCE TABLE WITH STEEL BASE ON CASTERS NO GROMMET	CONFERENCE TABLE	60“W x 60“H x 29.25“D	WALNUT PLANK TOP WITH PAINTED STEEL BASE
1512	CONFERENCE TABLE WITH STEEL BASE ON CASTERS NO GROMMET	CONFERENCE TABLE	60“W x 60“H x 29.25“D	WALNUT PLANK TOP WITH PAINTED STEEL BASE
2465	CONFERENCE TABLE WITH STEEL BASE ON CASTERS	CONFERENCE TABLE	60“W x 60“H x 29.25“D	WALNUT PLANK TOP WITH PAINTED STEEL BASE
2466	CONFERENCE TABLE WITH STEEL BASE ON CASTERS	CONFERENCE TABLE	60“W x 60“H x 29.25“D	WALNUT PLANK TOP WITH PAINTED STEEL BASE
2467	CONFERENCE TABLE WITH STEEL BASE ON CASTERS	CONFERENCE TABLE	60“W x 60“H x 29.25“D	WALNUT PLANK TOP WITH PAINTED STEEL BASE
1511	CONFERENCE TABLE WITH STEEL BASE ON CASTERS	CONFERENCE TABLE	60“W x 60“H x 29.25“D	WALNUT PLANK TOP WITH PAINTED STEEL BASE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2483	POURED & SEAMED CONCRETE TOP WITH CUSTOM DB LOGO; 2-PANEL BASE (MASONITE)	CONFERENCE TABLE	132“W x 42“D x 29-1/8“H	TAN
1230	ROUND COFFEE TABLE WITH METAL BASE	CONFERENCE TABLE	36” DIA X 30.5”	GREY CONCRETE
1236	ROUND COFFEE TABLE WITH METAL BASE	CONFERENCE TABLE	36” DIA X 30“H	GREY CONCRETE
1547	ROUND CONCRETE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
2556	ROUND CONFERENCE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
1029	ROUND CONFERENCE TABLE	CONFERENCE TABLE	60” DIA X 29“H	WOOD
2547	ROUND CONFERENCE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
2523	ROUND CONFERENCE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
2529	ROUND CONFERENCE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
2540	ROUND CONFERENCE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
2516	ROUND CONFERENCE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
2535	ROUND CONFERENCE TABLE	CONFERENCE TABLE	36“D x 30“H	CONCRETE
1012	ROUND CONFERENCE TABLE ON CASTERS, BLACK METAL BASE	CONFERENCE TABLE	84“DIA , 29“H	WOOD

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
986	ROUND CONFERENCE TABLE	CONFERENCE TABLE	72” DIA, 29.5“H	WOOD
1008	ROUND CONFERENCE TABLE CEMENT TOP, METAL BASE	CONFERENCE TABLE	36” DIA X 29“H	GREY
996	ROUND CONFERENCE TABLE CEMENT TOP, METAL BASE	CONFERENCE TABLE	36” DIA X 29“H	GREY
971	ROUND CONFERENCE TABLE CEMENT TOP, METAL BASE	CONFERENCE TABLE	36” DIA, 29“H	GREY WITH BLACK BASE
978	ROUND CONFERENCE TABLE CEMENT TOP, METAL BASE	CONFERENCE TABLE	36” DIA, 29“H	GREY WITH BLACK BASE
1094	ROUND CONFERENCE TABLE WITH GROMMET	CONFERENCE TABLE	84” X 29”	WOOD
1223	ROUND CONFERENCE TABLE WITH GROMMET	CONFERENCE TABLE	60” DIA X 30“H	WOOD
2500	ROUND CONFERENCE TABLE WITH STEEL BAND	CONFERENCE TABLE	60“D x 29.5“H	BLACK
2507	ROUND CONFERENCE TABLE WITH STEEL BAND	CONFERENCE TABLE	60“D x 29.5“H	BLACK
2441	SINGLE PEDESTAL WITH ROUND CONCRETE TOP; 2“D CUT-OUT (UNFINISHED)	CONFERENCE TABLE	36“D x 30“H	BROWN CONCRETE TOP WITH STEEL BASE
2447	SINGLE PEDESTAL WITH ROUND CONCRETE TOP; NO GROMMET	CONFERENCE TABLE	36“D x 30“H	BROWN CONCRETE TOP WITH STEEL BASE
2453	SINGLE PEDESTAL WITH ROUND CONCRETE TOP; NO GROMMET	CONFERENCE TABLE	36“D x 30“H	BROWN CONCRETE TOP WITH STEEL BASE
2458	SINGLE PEDESTAL WITH ROUND CONCRETE TOP; NO GROMMET	CONFERENCE TABLE	36“D x 30“H	BROWN CONCRETE TOP WITH STEEL BASE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1023	4- DOOR CREDENZA	CREDENZA	15’ X 7’-1” X 26“W	BLACK
1101	4- DOOR CREDENZA	CREDENZA	84” X 15” X26”	BLACK
1209	4- DOOR CREDENZA	CREDENZA	84” X 15” X 26”	BLACK
2481	4- DOOR CREDENZA WITH CONTRAST BLUE INTERIOR; ADJUSTABLE SHELVES; 2.5’ GROMMET TOP RIGHT CORNER	CREDENZA	84“W x 15“D x 26“H	BLACK
2498	4- DOOR CREDENZA WITH CONTRAST BLUE INTERIOR; ADJUSTABLE SHELVES; 2.5’ GROMMET TOP RIGHT CORNER	CREDENZA	84“W x 15“D x 26“H	BLACK
397	STORAGE CABINET	CREDENZA	15.5” X 59“W X 31“H	BLACK
931	DESK LAMP	DESK LAMP	N/A	BLACK
1064	METAL LOCKERS	LOCKERS	9 3/4” W X 10.5” H	GREY METAL
1065	METAL LOCKERS	LOCKERS	10 3/4” W X 10.5” H	GREY METAL
1066	METAL LOCKERS	LOCKERS	11 3/4” W X 10.5” H	GREY METAL
1067	METAL LOCKERS	LOCKERS	12 3/4” W X 10.5” H	GREY METAL
1068	METAL LOCKERS	LOCKERS	13 3/4” W X 10.5” H	GREY METAL
1069	METAL LOCKERS	LOCKERS	14 3/4” W X 10.5” H	GREY METAL
1070	METAL LOCKERS	LOCKERS	15 3/4” W X 10.5” H	GREY METAL
1071	METAL LOCKERS	LOCKERS	16 3/4” W X 10.5” H	GREY METAL
1072	METAL LOCKERS	LOCKERS	17 3/4” W X 10.5” H	GREY METAL
1073	METAL LOCKERS	LOCKERS	18 3/4” W X 10.5” H	GREY METAL

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1074	METAL LOCKERS	LOCKERS	19 3/4” W X 10.5” H	GREY METAL
1075	METAL LOCKERS	LOCKERS	20 3/4” W X 10.5” H	GREY METAL
1076	METAL LOCKERS	LOCKERS	21 3/4” W X 10.5” H	GREY METAL
1077	METAL LOCKERS	LOCKERS	22 3/4” W X 10.5” H	GREY METAL
1078	METAL LOCKERS	LOCKERS	23 3/4” W X 10.5” H	GREY METAL
1079	METAL LOCKERS	LOCKERS	24 3/4” W X 10.5” H	GREY METAL
1080	METAL LOCKERS	LOCKERS	25 3/4” W X 10.5” H	GREY METAL
1081	METAL LOCKERS	LOCKERS	26 3/4” W X 10.5” H	GREY METAL
1082	METAL LOCKERS	LOCKERS	9 3/4” X 34“W	GREY METAL
1083	METAL LOCKERS	LOCKERS	10 3/4” X 34“W	GREY METAL
1084	METAL LOCKERS	LOCKERS	11 3/4” X 34“W	GREY METAL
1193	METAL MOVILE LOCKERS	LOCKERS	36” X 12.5” X 64”	METAL
934	ARM CHAIR	LOUNGE CHAIR	43” X 42” X 27”	LIGHT BLUE UPHOLSTERY
1544	ARM SIDE CHAIR	LOUNGE CHAIR	28.5“W x 24“D x 32.5“H	BLACK
1545	ARM SIDE CHAIR	LOUNGE CHAIR	28.5“W x 24“D x 32.5“H	BLACK
1088	BLACK LEATHER CLUB CHAIR ON CASTERS	LOUNGE CHAIR	37” X 37” X 22”	BLACK
1089	BLACK LEATHER CLUB CHAIR ON CASTERS	LOUNGE CHAIR	37” X 37” X 22”	BLACK
1199	BLACK LEATHER CLUB CHAIR ON CASTERS	LOUNGE CHAIR	37” X 37” X 22”	BLACK

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1125	CHAISE	LOUNGE CHAIR	72” X 32” X 27”	GREY
0403-0405	CLUB CHAIR	LOUNGE CHAIR	38“D X 48“W X 32“H	BLACK UPHOLSTERY
349	CLUB CHAIR FABRIC	LOUNGE CHAIR	34“W X 33“D X 31“H	BLACK UPHOLSTERY
348	CLUB CHAIR LEATHER	LOUNGE CHAIR	57” X 38“D X 23“H	BLACK
1051	CLUB CHAIR WITH METAL LEGS	LOUNGE CHAIR	34” X 34” X 30”	GREY UPHOLSTERY SILVER METAL LEGS
1052	CLUB CHAIR WITH METAL LEGS	LOUNGE CHAIR	47” X 37’ X 27”	DARK GREY UPHOLSTERY
1044	CURVED LOUNGE CHAIR	LOUNGE CHAIR	N/A	28” X 33” X 30”
1121	CURVED LOUNGE CHAIR	LOUNGE CHAIR	N/A	28” X 33” X 30”
2480	KNOLL - TUFTED CHAIR WITH CHROME LEGS	LOUNGE CHAIR	32“W x 29“D x 38.5“H	DARK BLUE
1042	LOUNGE CHAIR WITH WOOD ARMS.	LOUNGE CHAIR	28” X 25” X 27”	BLACK LEATHER
1043	LOUNGE CHAIR WITH WOOD ARMS.	LOUNGE CHAIR	28” X 25” X 27”	BLACK LEATHER
344	LOVE SAC	LOUNGE CHAIR	58” X 52“W X 38”	RED
341	MASSAGE CHAIR	LOUNGE CHAIR	N/A	BLACK
928	NAUGHT ONE LOUNGE CHAIR	LOUNGE CHAIR	31” X 31” X 37”	NAVY UPHOLSTERY WITH BLACK METAL LEGS
1540	ROUND SWIVEL METAL BASE CHAIR WITH A 18“SQ PILLOW (BLUWITHWHITE)	LOUNGE CHAIR	35“W x 32“D x 28“H	GREY
1045	WOOD FRAME SIDE CHAIR AND LEATHER SEAT	LOUNGE CHAIR	WALNUT WITH BLACK LEATHER SEAT	25” X 33” X30”
342	WOODEN CHAIR	LOUNGE CHAIR	29“H X 33D X 15.5”	N/A

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2506	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48“H	WHITE
2555	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48“H	WHITE
2539	DRY ERASE MARKERBOARD	MARKERBOARD	87” X 63“H	WHITE
2515	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48“H	WHITE
1103	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	162” X 5’	WHITE
2560	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	81“W X 63”	WHITE
1035	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	7’ X 5’	WHITE
1011	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	9’ W X 5’H	WHITE
1007	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	9’ W X 5’H	WHITE
1000	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	107” X 5’	WHITE
1165	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	64” WX 38“H	WHITE
1222	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	162” X 5’	WHITE
1235	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	81“W X 63”	WHITE
977	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	108” X 60”	WHITE
983	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	6-9” X 5’	WHITE
969	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	108” X 60”	WHITE
965	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	108” X 60”	WHITE
1022	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	9’ W X 5’H	WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2452	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	107“W x 60“H	WHITE
2457	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	107“W x 60“H	WHITE
2464	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	107“W x 60“H	WHITE
2482	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	147.5“W x 60“H	WHITE
2446	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	81.25“W x 83“H	WHITE
2528	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	107” X 60“H	WHITE
2534	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	107” X 60“H	WHITE
2546	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	107” X 60“H	WHITE
2522	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	91.5” W X 63.25“H	WHITE
2499	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	146.5“W x 63“h	WHITE
1551	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	91.5“W X 63.25”	WHITE
1546	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	162“W X 63“H	WHITE
1524	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	162“W X 63“H	WHITE
1085	LEFT ARM SOFA	MARKERBOARD	78” X 43” X 28”	GREY
0338-0339	WHITE BOARD HANDING	MARKERBOARD	4’ X 8’	WHITE
970	BLUE DOT UPHOLSTERED CUBE OTTOMAN	OTTOMAN	17” X 17” X 17“H	GREY
993	BLUE DOT UPHOLSTERED CUBE OTTOMAN	OTTOMAN	17” X 17” X 17“H	GREY
1229	BLUE DOT UPHOLSTERED CUBE OTTOMAN	OTTOMAN	17” X 17” X 17“H	GREY

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2545	OTTOMAN	OTTOMAN	16.5” CUBED	GRAY
2538	OTTOMAN	OTTOMAN	16.5” CUBED	GRAY
976	PUZZLE CUSHION OTTOMAN	OTTOMAN	N/A	GREEN AND BLACK UPHOLSTERY
921	TUFFTED OTTOMAN	OTTOMAN	28” X 59” X 19”	GREY
2552	TUFTED OTTOMAN	OTTOMAN	25“W x 2.5“D x 14” H	BLACK
2513	TUFTED OTTOMAN	OTTOMAN	25“W x 2.5“D x 14” H	BLACK
2514	TUFTED OTTOMAN	OTTOMAN	25“W x 2.5“D x 14” H	BLACK
1492	TUFTED OTTOMAN	OTTOMAN	25“W x 2.5“D x 14” H	BLACK
1493	TUFTED OTTOMAN	OTTOMAN	55“W x24“D x 16.5“H	LINEN
1494	TUFTED OTTOMAN	OTTOMAN	55“W x24“D x 16.5“H	LINEN
927	MAGAZINE RACK	RACK	30” X 3.5” X 5’9”	WALNUT
924	FLOATING WOOD SHELVES	SHELVES	7’ X 12” X 2”	WALNUT
925	FLOATING WOOD SHELVES	SHELVES	7’ X 12” X 2”	WALNUT
926	FLOATING WOOD SHELVES	SHELVES	7’ X 12” X 2”	WALNUT
1056	ARMLESS TUFTED SIDE CHAIR WITH METAL LEGS	SIDE CHAIR	33” X 30” X 39”	YELLOW
1057	ARMLESS TUFTED SIDE CHAIR WITH METAL LEGS	SIDE CHAIR	33” X 30” X 39”	BLUE
1058	ARMLESS TUFTED SIDE CHAIR WITH METAL LEGS	SIDE CHAIR	33” X 30” X 39”	BLUE
1059	ARMLESS TUFTED SIDE CHAIR WITH METAL LEGS	SIDE CHAIR	33” X 30” X 39”	YELLOW
1093	ARMLESS TUFTED SIDE CHAIR WITH METAL LEGS	SIDE CHAIR	33” X 30” X 39”	YELLOW

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2456	FIBER GLASS DESK CHAIR (VINTAGE)	SIDE CHAIR	18“W x 17“D x 31“H	TAUPE
1055	ROCKING SIDE CHAIR	SIDE CHAIR	26” X 28” X 29”	WOOD/ AND GREY UPHOLSTERY
389	SIDE CHAIR	SIDE CHAIR	N/A	BLUE
1127	CONCRETE SIDE TABLE	SIDE TABLE	16“DIA X 16” H	CONCRETE GREY
1233	METAL STOOL	SIDE TABLE	14” X 20”	BLACK
1490	ROUND WOOD TABLE	SIDE TABLE	28“DIA x 28“H	WOOD
2505	WOOD BLOCK	SIDE TABLE	15“W x 13.25“D x 19“H	WOOD WITH LIGHT BLUE PAINTED TOP
1040	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
929	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
933	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1126	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1123	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1234	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
975	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
994	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
2463	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
2527	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1491	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1239	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1503	WOOD BLOCK, MISSING CUSHION TOP	SIDE TABLE	13.75“W x 13.75“D x 17“H	WOOD
1541	WOOD SIDE TABLE WITH ROUND GLASS TOP	SIDE TABLE	24“DIA x 24.25“H	WOOD
1495	WOOD STUMP TABLE WITH GLASSTOP	SIDE TABLE	27” DIA x 24“H	WOOD
1496	WOOD STUMP TABLE WITH GLASSTOP	SIDE TABLE	27” DIA x 24“H	WOOD
1542	3- SEAT SOFA	SOFA	84“W x 33“D x 32.5“H	GREY
1047	ARMLESS CHAIR	SOFA	68” X 34” X 32”	GRAY
1049	ARMLESS SOFA	SOFA	66” X 30” X28”	GREY
1090	ARMLESS SOFA	SOFA	80” X 43” X 26”	NAVY
1128	ARMLESS SOFA	SOFA	80” X 43” X 26”	NAVY
1487	GRAY SOFA	SOFA	91“W x 39“D	GRAY
1488	GRAY SOFA	SOFA	91“W x 39“D	GRAY
1087	LEFT ARM SOFA	SOFA	82” X 38” X28”	DARK GREY UPHOLSTERY
1137	LOVE SOFA	SOFA	62“X 33” X 30”	BLACK LEATHER
1136	RIGHT ARM SOFA	SOFA	72” X 33” X 27”	GREY
1138	RIGHT ARM SOFA	SOFA	72” X 33” X 27”	GREY
923	SECTIONAL SOFA LEFT ARM	SOFA	3’ X 6’ X 28”	NAVY
922	SECTIONAL SOFA RIGHT ARM	SOFA	3’ X 8’ XS 28”	NAVY
328	SOFA	SOFA	36“D X 91“W	GREY
329	SOFA	SOFA	36“D X 91“W	GREY
353	SOFA	SOFA	85“W X 38“D X 28“H	GREY
395	SOFA	SOFA	38“D X 64“W X 28“H	GREY
408	SOFA	SOFA	38“D X 68“W	GREY
409	SOFA	SOFA	36“D X 90“W X 34“H	WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
345	SOFA	SOFA	68“W X 36“D	GREY
407	SOFA CORNER PIECE	SOFA	38“W X 38“D X 28“H	GREY
343	SOFA WITH RIGHT ARM REST	SOFA	39“D X 86“W	GREY
2928	TUCK SHIP GREY LEATHER SOFA	SOFA	N/A	GREY
2559	BARSTOOL	STOOL	12“W x 12“D x 30“H	STEEL (SILVER POWDER COAT)
1523	BARSTOOL	STOOL	12“W x 12“D x 30“H	STEEL (SILVER POWDER COAT)
1116	FABRIC STOOL	STOOL	24” X 21” X 43”	RED UPHOLSTERY/ PLASTIC BLACK FRAME
1124	FABRIC STOOL	STOOL	24” X 21” X 43”	RED UPHOLSTERY/ PLASTIC BLACK FRAME
2497	FOUR-LEGGED POWDER COAT STOOL	STOOL	14“W x 14“D x 17“H	TURQUOISE
937	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
938	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
939	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
940	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
941	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
943	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
944	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
945	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
932	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
942	GUS WOODEN STOOL SEAT WITH BLACK METAL FRAME BROKEN SEAT	STOOL	15.5” X 19” X 32”	WOOD/BLACK FRAME
999	METAL COUNTER STOOL	STOOL	N/A	BROWN METAL
1061	METAL STOOL	STOOL	13” DIA X 28“H	METAL
1062	METAL STOOL	STOOL	13” DIA X 28“H	METAL
1063	METAL STOOL	STOOL	13” DIA X 28“H	METAL
959	METAL STOOL	STOOL	12” X 12” X 29 “	SILVER METAL
0332-0334	METAL STOOL	STOOL	30“H	SILVER
2553	WOOD STOOL WITH BLACK CUSHION TOP	STOOL	14W x 14“D x 19.5“H	WOOD WITH BLACK CUSHION TOP
0401-0402	WOOD STOOL WITH METAL FRAME	STOOL	31“H	WALNUT BIRD EYES
2918-2917	TABLE	TABLE	14“D X 39.5” X 29.5	BLACK
0350-0351	TABLE METAL (SHARP EDGES ON TOP)	TABLE	26“D X 52“W X 36“H	N/A
406	TABLE WITH METAL BASE	TABLE	38“D X 120“L X 30“H	MAPLE
410	TABLE WITH WOOD TOP AND METAL BASE	TABLE	24“D X 24“W X 28“H	DARK OAK
352	TABLE WOOD TOP WITH METAL BASE	TABLE	48“W X 28“D X 42“H	WALNUT
399	TABLE WOOD TOP WITH METAL BASE	TABLE	28“D X 48“W X 43“H	WALNUT
331	WOOD TABLE	TABLE	38.5” X 96” X 36“H	METAL
946	WOOD TABLE WITH WOOD BLOCK LEGS, METAL BRACKETS FOR ATTACHEMENT TO FLOOR	TABLE	12’ X 30” X 30.5”	WALNUT
1036	WOOD TABLE WITH WOOD BLOCK LEGS, METAL BRACKETS FOR ATTACHEMENT TO FLOOR	TABLE	12’ X 30” X 30.5”	WALNUT
1500	ARTICULATING ARM TABLE LAMP	TABLE LAMP	28“W x 7“D x 23“H	BLACK
1497	BUNNY LAMP WITH BLACK SHADE	TABLE LAMP	9“W x 5.5“D x19.25“H	BLACK
1498	BUNNY LAMP WITH BLACK SHADE	TABLE LAMP	9“W x 5.5“D x19.25“H	BLACK

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1585	BAR HEIGHT TABLE, SLIT TOP (60“W x 1.5“D)	BAR TABLES	96” H x 30“D x 41.25“H	WALNUT
1292	IKEA BOOKSHELVES	BOOKSHELVES	31 x 15.5 x 31	DARK BROWN
1293	IKEA BOOKSHELVES	BOOKSHELVES	32 x 15.5 x 31	DARK BROWN
1317	MUUTO BOOKCASE	BOOKSHELVES	51.5 x 14 x 60	WHITE/WOOD
1248	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1249	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1245	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1246	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1242	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1243	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1253	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1254	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1257	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1258	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1553	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1554	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1555	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1558	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1559	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1560	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1671	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1672	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1673	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1674	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1675	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1261	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1262	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1263	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1264	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1265	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1274	CONFERENCE TABLE 1 POWER BOX	CONFERENCE TABLE	41.5 x 126 x 29.5	OAK VENEER
1260	CONFERENCE TABLE 1 POWER BOX	CONFERENCE TABLE	36” x 74” x 31”	OAK VENEER
1669	LAMINATE TOP WITH SINGLE PED STEEL BASE, 1-POWER BOX	CONFERENCE TABLE	38“DIA x 28.75“H	BLACK TOP/STEEL BASE
1576	RECTANGLE CONFERENCE TABLE, 1 POWER BOX	CONFERENCE TABLE	95“W x 36“D x 31“H	OAK
1552	RECTANGLE CONFERENCE TABLE, NO GROMMETS	CONFERENCE TABLE	50“W x 36“D x 30.5“H	OAK
1557	RECTANGLE CONFERENCE TABLE, NO GROMMETS	CONFERENCE TABLE	50“W x 36“D x 30.5“H	OAK
1670	TRAPEZOID CONFERENCE TABLE 1 - POWER BOX	CONFERENCE TABLE	72“W x40“D x 30.5“W x 30.5“H	OAK
1567	TRAPEZOID CONFERENCE TABLE 1- POWER BOX	CONFERENCE TABLE	96“D x 48“W x 30“W x 32.25” H	OAK
1267	CREDENZA	CREDENZA	39 x 22 x 28	WHITE/WOOD
1268	CREDENZA	CREDENZA	58 x 22 x 28	WHITE/WOOD
1269	CREDENZA	CREDENZA	39 x 22 x 28	GREY

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1309	ARM LOUNGE CHAIR WITH WOOD FRAME	LOUNGE CHAIR	28 x 28 x 30	GREY UPHOLSTERY, WOOD FRAME
1334	ARMLESS CLUB CHAIR	LOUNGE CHAIR	30 x 35 x 33	GREY
1330	LOUNGE CHAIR WITH WOOD BASE	LOUNGE CHAIR	26 x 29 x 29	LIME GREEN/GREY
1250	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE
1247	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE
1255	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE
1259	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE
1556	DRY ERASE MARKERBOARD	MARKERBOARD	72“W X 48“H	WHITE
1561	DRY ERASE MARKERBOARD	MARKERBOARD	72“W X 48“H	WHITE
1566	DRY ERASE MARKERBOARD	MARKERBOARD	72” X 48”	WHITE
1584	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48“H	WHITE
1575	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48“H	WHITE
1285	DRY ERASE MARKERBOARD	MARKERBOARD	120” X 48”	WHITE
1676	DRY ERASE MARKERBOARD	MARKERBOARD	96“w x 48”	WHITE
1266	DRY ERASE MARKERBOARD	MARKERBOARD	96” W X 48”	WHITE
1241	DRY ERASE MARKERBOARD WITH WOOD FRAME	MARKERBOARD	81“W X 63“H	WHITE
1307	BLUE DOT UPHOLSTERED CUBE OTTOMAN	OTTOMAN	17” X 17” X 17“H	GREY
1301	ARM CHAIR	SIDE CHAIR	27 x 20 x 32	WOOD

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1329	ARMLESS TUFTED SIDE CHAIR WITH METAL LEGS	SIDE CHAIR	33” X 30” X 39”	YELLOW
1327	CHAIR	SIDE CHAIR	16 x 19 x 37	YELLOW
1328	CHAIR	SIDE CHAIR	16 x 19 x 37	PINK
1311	GUS CHAIR	SIDE CHAIR	16 x 19 x 32	WOOD
1294	SIDE CHAIR	SIDE CHAIR	17 x 21 x 31	WOOD
1296	SIDE CHAIR	SIDE CHAIR	17 x 21 x 31	WOOD
1297	SIDE CHAIR	SIDE CHAIR	18 x 21 x 31	WOOD
1298	SIDE CHAIR	SIDE CHAIR	19 x 21 x 31	WOOD
1299	SIDE CHAIR	SIDE CHAIR	20 x 21 x 31	WOOD
1300	SIDE CHAIR	SIDE CHAIR	21 x 21 x 31	WOOD
1272	STUMP	SIDE TABLE	14“D x 18“H	WOOD
1288	WIRE SIDE TABLE WITH WOOD TOP	SIDE TABLE	22 x 22 x 18	WHITE/YELLOW
1289	WIRE SIDE TABLE WITH WOOD TOP	SIDE TABLE	23 x 22 x 18	WHITE/YELLOW
1271	ARMLESS SOFA	SOFA	76 x 34 x 28	BLACK LEATHER
1286	BANQUETTE SOFA	SOFA	88” x 35” x 63”	LIGHT GREY UPHOLSTERY
1287	BANQUETTE SOFA	SOFA	88” x 35” x 63”	LIGHT GREY UPHOLSTERY
1335	CHAISE	SOFA	72 x 32 x 28	GREY
1314	STONE TOP RECTANGLE TABLE	STONE TOP	60 x 30 x 35	WHITE TOP, SILVER METAL BASE
1273	METAL STOOL	STOOL	14“D x 30“H	METAL

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1304	METAL STOOL	STOOL	14“DIA x 24“H	METAL
1256	METAL STOOL	STOOL	14“DIA x 24“H	METAL
1315	MUUTO STOOL WITH SMALL BACK	STOOL	16 x 16 x 32	WOOD
1316	MUUTO STOOL WITH SMALL BACK	STOOL	16 x 16 x 32	WOOD
1322	MUUTO STOOL WITH SMALL BACK	STOOL	16 x 16 x 32	WOOD
1323	MUUTO STOOL WITH SMALL BACK	STOOL	16 x 16 x 32	WOOD
1324	MUUTO STOOL WITH SMALL BACK	STOOL	17 x 16 x 32	WOOD
1660	OHIO BAR STOOL WITH TRIPOD STEEL BASE	STOOL	14” DIA x 40.5“H	WOOD TOP/STEEL BASE
1661	OHIO BAR STOOL WITH TRIPOD STEEL BASE	STOOL	14” DIA x 40.5“H	WOOD TOP/STEEL BASE
1659	RECLAIMED SWIVEL BAR STOOL	STOOL	14“DIA x 27.5“H - 28“H	WOOD
1305	ROUND WOOD STOOL	STOOL	15“DIA x 31“H	WOOD
1306	ROUND WOOD STOOL	STOOL	15“DIA x 31“H	WOOD
1331	ROUND WOOD STOOL	STOOL	16“DIA x 17“H	WOOD
1586	STEEL 4-LEGGED BAR STOOL	STOOL	14“D x 30“H	STEEL
1587	STEEL 4-LEGGED BAR STOOL	STOOL	14“D x 30“H	STEEL
1588	STEEL 4-LEGGED BAR STOOL	STOOL	14“D x 30“H	STEEL
1589	STEEL 4-LEGGED BAR STOOL	STOOL	14“D x 30“H	STEEL
1590	STEEL 4-LEGGED BAR STOOL	STOOL	14“D x 30“H	STEEL
1591	STEEL 4-LEGGED BAR STOOL	STOOL	14“D x 30“H	STEEL
1308	WOOD ROUND STOOL	STOOL	12“DIA x 17.5“H	WOOD TOP, METAL FRAME
1310	WOOD ROUND STOOL	STOOL	15“DIA x 17“H	WOOD TOP, METAL FRAME
1312	WOOD ROUND STOOL	STOOL	12“DIA x 17.5“H	WOOD TOP, METAL FRAME
1332	WOOD STOOL	STOOL	30“H	WALNUT GREY LEATHER

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1333	WOOD STOOL	STOOL	30“H	WALNUT GREY LEATHER
1295	ROUND TABLE	TABLE	48” DIA x 30”	WHITE
1326	ROUND TABLE	TABLE	23.5D x 29.5H	AQUA BLUE
1834	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR		MEDIUM GREY
1835	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR		MEDIUM GREY
1836	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR		MEDIUM GREY
1837	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR		MEDIUM GREY
1838	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR		LIGHT GREY
1819	CONFERENCE TABLE	CONFERENCE TABLE	55“x39”	RED BIRCH
1831	CONFERENCE TABLE	CONFERENCE TABLE	90” DIA X 29“h	RED BIRCH
1244	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE
1833	2-SEAT ARMLESS SOFA	SOFA	66“W x 34“D	GREY
1815	METAL STOOL	STOOL
1816	METAL STOOL	STOOL
1817	METAL STOOL	STOOL
1832	WHITBOARD	WHITEBOARD	120“W x 48“H	WHITE
1818	WHITEBOARD	WHITEBOARD	72.5“W x 48“H	WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1403	MARBLE BAR HEIGHT TABLE	BAR TABLE	33” x 24” x 42.5”	WHITE/BLACK
1404	MARBLE BAR HEIGHT TABLE	BAR TABLE	31 x 24 x 42.5	WHITE/BLACK
1405	MARBLE BAR HEIGHT TABLE	BAR TABLE	33” x 24” x 42.5”	WHITE/BLACK
1406	MARBLE BAR HEIGHT TABLE	BAR TABLE	33” x 24” x 42.5”	WHITE/BLACK
1407	MARBLE BAR HEIGHT TABLE	BAR TABLE	34” x 24” x 42.5”	WHITE/BLACK
1753	BAR HEIGHT TABLE, FOUR LEGS	BAR TABLES	36“W x 24“D x 42“H	WALNUT
1754	BAR HEIGHT TABLE, FOUR LEGS	BAR TABLES	36“W x 24“D x 42“H	WALNUT
1680	ROUND CAFÉ TABLE WITH CHROME LEGS	CAFÉ TABLE	24“DIA x 29.25“H	WALNUT TOP
1681	ROUND CAFÉ TABLE WITH CHROME LEGS	CAFÉ TABLE	24“DIA x 29.25“H	WALNUT TOP
1682	ROUND CAFÉ TABLE WITH CHROME LEGS	CAFÉ TABLE	24“DIA x 29.25“H	WALNUT TOP
1428	TABLE WITH CASTER	CAFÉ TABLE	42” x 27” x 42”	WOOD WITH METAL BASE
1435	TABLE WITH CASTER	CAFÉ TABLE	42” x 27” x 42”	WOOD WITH METAL BASE
457	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
458	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
459	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
460	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1691	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1692	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1693	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1694	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1696	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1697	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1698	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1699	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1700	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
431	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
432	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
433	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
434	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
435	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
437	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
438	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
439	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
440	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
N/A	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
522	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
523	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
524	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
525	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
514	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
515	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
516	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
517	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1375	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1376	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1377	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1378	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1369	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1370	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1371	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1372	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1446	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1746	2-DRAWER, 4-LEG DESK	DESK	42.5“W x 23.5“D x 30.5“H	BLACK PAINT
1747	2-DRAWER, 4-LEG DESK	DESK	42.5“W x 23.5“D x 30.5“H	BLACK PAINT
1748	BRASS DESK LAMP WITH GREEN GLASS SHADE	DESK LAMP	5“SQ BASE x 13.5“H x 17” D	ANTIQUE BRASS
1749	BRASS DESK LAMP WITH GREEN GLASS SHADE	DESK LAMP	5“SQ BASE x 13.5“H x 17” D	ANTIQUE BRASS

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1759	BRASS DESK LAMP WITH GREEN GLASS SHADE	DESK LAMP	5“SQ BASE x 13.5“H x 17” D	ANTIQUE BRASS
761	TUFTED BRASS FRAME BUCKET CHAIRS	LOUNGE CHAIR	26“W x 23“D x30“H	BLACK LEATHER
762	TUFTED BRASS FRAME BUCKET CHAIRS	LOUNGE CHAIR	26“W x 23“D x30“H	BLACK LEATHER
2002	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
520	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
2001	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
519	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
518	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 72”	WHITE
526	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 72”	WHITE
512	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 72”	WHITE
511	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 48”	WHITE
510	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
1701	DRY ERASE MARKERBOARD	MARKERBOARD	72” X 48”	WHITE
1710	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
1722	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
1737	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
1379	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 48”	WHITE
1373	DRY ERASE MARKERBOARD	MARKERBOARD	72“W X 48“H	WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1367	DRY ERASE MARKERBOARD	MARKERBOARD	72“W X 48“H	WHITE
1358	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48“H	WHITE
1350	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48“H	WHITE
1393	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
1436	ANTIQUED RH RECTANGLE MIRRORS	MIRRORS	36” x 48”	MIRROR
1437	ANTIQUED RH RECTANGLE MIRRORS	MIRRORS	36” x 48”	MIRROR
1438	ANTIQUED RH RECTANGLE MIRRORS	MIRRORS	36” x 48”	MIRROR
1439	ANTIQUED RH RECTANGLE MIRRORS	MIRRORS	36” x 48”	MIRROR
1440	ANTIQUED RH RECTANGLE MIRRORS	MIRRORS	36” x 48”	MIRROR
1441	ANTIQUED RH RECTANGLE MIRRORS	MIRRORS	36” x 48”	MIRROR
569	CATCUS POUF	OTTOMAN	18”	BLACK/CREAM
537	RECEPTION DESK SHELL	RECEPTION DESK	7’ X 39“D X 42“H	WOOD
570	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1689	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1690	WOOD BLOCK C- TABLE	SIDE TABLE	11.5” X 12” X 17“H	WOOD
1429	ROUND WOOD STOOL	STOOL	16” DIA x 23” H	WOOD
1430	ROUND WOOD STOOL	STOOL	16” DIA x 23” H	WOOD
1431	ROUND WOOD STOOL	STOOL	16” DIA x 23” H	WOOD
1432	ROUND WOOD STOOL	STOOL	16” DIA x 23” H	WOOD

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1433	ROUND WOOD STOOL	STOOL	16” DIA x 23” H	WOOD
1434	ROUND WOOD STOOL	STOOL	16” DIA x 23” H	WOOD
1409	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1410	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1411	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1412	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1413	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1414	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1415	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1416	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1417	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1418	SQUARE STOOL WITH BACK	STOOL	25” x 17” x 43”	WOOD/BLACK
1755	TUFTED BAR STOOLS	STOOL	19“W x 21“D x44“H, 28” SEAT HT	BROWN LEATHER
1756	TUFTED BAR STOOLS	STOOL	19“W x 21“D x44“H, 28” SEAT HT	BROWN LEATHER
1757	TUFTED BAR STOOLS	STOOL	19“W x 21“D x44“H, 28” SEAT HT	BROWN LEATHER
1758	TUFTED BAR STOOLS	STOOL	19“W x 21“D x44“H, 28” SEAT HT	BROWN LEATHER
546	METAL MOBILE TABLE	TABLE	48“W X 24”	METAL
538	WHITE TABLE HIGH GLOSS	TABLE	28“D X 56.5”	WHITE
1770	WATERFALL BAR HEIGHT TABLE	BAR TABLE	82” x 192” x 42”	STEEL
2663	4-HIGH BOOKCASE ON CASTERS	BOOKSHELVES	24” x 72” x 14.5”	GREY
2817	CHAIRS	CAFÉ CHAIRS	N/A	WOOD LIGHT BLUE
2818-2820	CHAIRS	CAFÉ CHAIRS	N/A	WOOD MED BLUE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2821-2822	CHAIRS	CAFÉ CHAIRS	N/A	WOOD MED BLUE
2420	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2421	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2422	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2423	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2424	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2425	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2426	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2427	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2428	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2429	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2430	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2431	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2432	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2433	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2434	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2435	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2436	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2437	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2438	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2439	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2440	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2561	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2562	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2563	METAL CHAIR	CAFÉ CHAIRS	20” X 20” X 31”	BLACK
2838-2864	METAL SIDE CHAIRS	CAFÉ CHAIRS	20” W X 18“D	BLACK
2585	RECTANGLE DINING TABLE	CAFÉ TABLE	35” X 91” X 29.5”	WALNUT
2587	RECTANGLE DINING TABLE	CAFÉ TABLE	35” X 91” X 29.5”	WALNUT
2869-2870	ROUND CAFÉ TABLES WITH GROMMETS DISC BASE	CAFÉ TABLE	36” X 30”	BLACK
2810-2812	TABLES	CAFÉ TABLE	44“W X 95.5’L X 30.5“H	WALNUT/BLACK
723	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
724	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
2362	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2363	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2364	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2365	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2366	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2367	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
725	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
726	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2354	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2355	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2356	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2357	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2358	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2359	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2005	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2003-2004	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2390	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2391	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2392	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2393	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2370	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2371	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2372	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2373	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2374	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2375	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2396	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2397	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2398	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2399	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2402	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2403	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2404	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2405	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2406	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2345	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2347	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2348	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2334	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2335	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
769	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
770	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
771	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
772	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
773	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
774	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
756	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
757	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
758	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
759	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
760	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
728	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
729	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
730	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
731	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
732	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
733	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
734	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
735	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
736	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
737	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
738	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
739	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
742	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
743	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
744	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
745	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
746	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2349	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2350	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2351	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2352	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2332	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2333	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2330	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2331	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
777	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
778	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
779	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
780	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
781	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
782	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
749	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
750	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
751	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
752	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
753	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
785	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
786	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
787	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
788	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
789	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2328	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2329	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2326	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2327	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2324	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2325	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2316	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2317	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2318	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2319	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2320	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2242	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2243	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2244	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2245	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2246	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2247	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2250	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2251	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2252	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2253	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2254	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
812	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
813	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
814	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
815	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
816	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
817	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
818	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
796	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
797	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
798	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
799	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
800	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
801	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
809	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
810	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2257	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2258	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2259	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2260	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2261	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2262	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2293	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2294	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2295	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2296	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2297	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
807	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
808	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
802	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
803	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2265	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2266	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2267	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2268	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2269	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
804	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
805	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
674	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
675	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
676	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
677	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
678	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
717	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
718	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
719	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
720	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
721	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
861	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
862	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
863	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
864	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
865	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
825	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
826	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
827	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
828	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
829	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
681	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
682	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
683	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
684	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
685	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
686	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
687	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
709	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
710	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
711	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
712	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
713	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
714	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
690	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
691	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
692	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
693	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
694	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
703	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
704	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
705	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
706	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
696	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
697	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
698	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
699	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
847	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
848	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
849	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
850	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
851	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
852	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
853	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
854	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
855	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
856	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
857	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
832	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
833	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
834	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, NAVY SEAT
835	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
836	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
837	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
838	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
839	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
840	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
841	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
842	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
843	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
700	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
701	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2249	RECTANGLE CONFERENCE TABLE 1- POWER BOX	CONFERENCE TABLE	36/48” W x 84” x 30”	OAK

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
860	VIDEO CONFERENCE TABLE 1- POWER BOX	CONFERENCE TABLE	84“W x 48“D x 36“D x 29.75“H	RED BIRCH
2661	4-HIGH LATERAL FILE	LATERAL FILE	36” x 19” x 53”	BLACK
2724	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 144”	WHITE
2368	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2360	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2394	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2376	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2400	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2388	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2407	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2346	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
775	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
767	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
740	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
783	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
747	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
754	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
790	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
2321	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2248	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2255	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
819	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
806	DRY ERASE MARKERBOARD	MARKERBOARD	72“W X 48”	WHITE
2312	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2287	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2263	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2298	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
2270	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
679	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
722	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
672	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
866	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
830	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
688	DRY ERASE MARKERBOARD	MARKERBOARD	96“X 48”	WHITE
715	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
695	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
707	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
858	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
859	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
844	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
845	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48”	WHITE
2887	SIDE TABLE RECTANGLE	MARKERBOARD	36” X 34” X 18”	NAT STEEL
2813-2816	TABLE X BASE	MARKERBOARD	N/A	WHITE
2656	RECEPTION STATION	RECEPTION DESK	123” X 25” 81” X 25” X 40”	WOOD/ WHITE
2757	DARK BLUE SIDE STUMP	SIDE TABLE	11” X 11” X 20“H	DARK BLUE, WOOD
2648	WOOD STUMP SIDE TABLE	SIDE TABLE	13“D X 18”	WOOD
2895	CORNER SECTIONAL PIECE	SOFA	35” X 40” X 33“H	LIGHT/ DARK GREY
2837	LARGE CUSTOM SOFA	SOFA	39.5“D X 162“W X 206“W	OFF WHITE
2803	CREDENZA STONE INSET TOP	STONE TOP	N/A	WALNUT/BLACK
2413	3-LEGGED WITH BLACK PLASTIC TO SIDE TABLE WALNUT LEG	STOOL	13.5” DIA x 17.5“H	BLACK TOP WITH WALNUT
2754-2756	CUBE LIGHT STOOL	STOOL	17.5” X 17.5” X 18“H	WHITE
2564-2583	METAL STOOL	STOOL	16” X 16” X 24	BLACK
2744-2751	METAL STOOL	STOOL	N/A	OFF WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2313	METAL STOOL	STOOL	16” X 16” X 24	BLACK
2804-2809	STOOL	STOOL	31“H X 16“W X 17”	WALNUT/STEEL
2872-2879	METAL STOOLS	STOOLS	29.5“H X 17“W	BLACK
680	ROUND CONFERENCE TABLE 1 POWER BOX		N/A	OAK VENEER
2076	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2077	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2078	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2079	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT
2080	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2066	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2067	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2069	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2070	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2071	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, PURPLE SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2072	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, BLUE SEAT
2073	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIME SEAT
2024	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2025	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2021-2023	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2018	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2014-2017	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2007	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2008-2009	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2010-2011	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2047	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2048	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2049	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2050	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2051	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2054	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2055	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2056	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2057	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2060	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2061	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2063	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
2064	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2083	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
2084	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
2101	CONFERENCE TABLE 2 BOXES	CONFERENCE TABLE	72” X 132”	WALNUT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2075	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
2065	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 48”	WHITE
2068	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
2020	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
2013	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 48”	WHITE
2006	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 48”	WHITE
2085	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 144”	WHITE
2100	DRY ERASE MARKERBOARD	MARKERBOARD	N/A	WHITE
2038	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 120”	WHITE
2046	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
2039	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 120”	WHITE
2053	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
2059	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 48”	WHITE
2062	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 48”	WHITE
2082	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 96”	WHITE
2117	OHIO STOOL WOOD SEAT. WHITE BASE	STOOL	14“DIA X 18”	WHITE/WOOD
2118	OHIO STOOL WOOD SEAT. WHITE BASE	STOOL	14“DIA X 18”	WHITE/WOOD
2722	STOOL	STOOL	31“H X 16“W X 17”	WALNUT/STEEL

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
2713, 2716, 2717	STOOL	STOOL	N/A	SILVER
602	BAR HEIGHT WOOD TOP WITH METAL BASE	BAR TABLES	72” x 36“D x 42“H	WOOD
1992	LOW BOOKCASE	BOOKSHELVES	61.25” x 18” x 22”	WOOD/GREY
1993	TALL BOOKCASE	BOOKSHELVES	63” x 15.75” x 72”	WOOD/GREY
1460	ALIAS CHAIR	CONFERENCE CHAIR	N/A	BLACK
1859	ALIAS CHAIR	CONFERENCE CHAIR	N/A	BLACK
593	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
590	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
577	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
574	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
575	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
571	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
572	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1843	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1844	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1851	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1852	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1445	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1447	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1448	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, LIGHT GREY SEAT
1856	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, MEDIUM GREY SEAT
1857	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
1858	ALLERMUIR CIRCO CHAIR	CONFERENCE CHAIR	N/A	BLACK MESH, DARK GREY SEAT
626	DIRECTOR CHAIR (BROKEN SEAT & FOOT REST)	DIRECTOR CHAIR	21.5“W x 16“D x 45“H, 30.5“SEAT HT	BLACK PAINTED WOOD
1926	ACCORDIAN ROOM DIVIDER	DIVIDER	3-PIECES	BROWN
595	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48“H	WHITE
592	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48“H	WHITE
588	DRY ERASE MARKERBOARD	MARKERBOARD	96“W X 48“H	WHITE
579	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
576	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE
573	DRY ERASE MARKERBOARD	MARKERBOARD	48“W X 48”	WHITE
1963	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
1942	DRY ERASE MARKERBOARD	MARKERBOARD	48” X 138”	WHITE
1957	DRY ERASE MARKERBOARD	MARKERBOARD		WHITE
1849	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
1853	DRY ERASE MARKERBOARD	MARKERBOARD	96” X 48”	WHITE
1841	DRY ERASE MARKERBOARD	MARKERBOARD	72” X 48”	WHITE
1860	DRY ERASE MARKERBOARD	MARKERBOARD	N/A	WHITE
596	BLUE DOT UPHOLSTERED CUBE OTTOMAN	OTTOMAN	17” X 17” X 17“H	TEAL
597	BLUE DOT UPHOLSTERED CUBE OTTOMAN	OTTOMAN	17” X 17” X 17“H	TEAL
1931	BLUE DOT UPHOLSTERED CUBE OTTOMAN	OTTOMAN	17” X 17” X 17“H	TEAL
1994	WHITE MARBLE RECEPTION DESK	RECEPTION DESK	N/A	WOOD/MARBLE
625	SIDE METAL TABLE	SIDE TABLE	13.5“DIA x 20“H	INDUSTRIAL METAL
603	DAVIS BARSTOOL PLYWOOD BACK, PAINTED 4-LEGS	STOOL	23.5“H x19“D x 43“H	MAGENTA
604	DAVIS BARSTOOL PLYWOOD BACK, PAINTED 4-LEGS	STOOL	23.5“H x19“D x 43“H	MAGENTA
605	DAVIS BARSTOOL PLYWOOD BACK, PAINTED 4-LEGS	STOOL	23.5“H x19“D x 43“H	MAGENTA
606	DAVIS BARSTOOL PLYWOOD BACK, PAINTED 4-LEGS	STOOL	23.5“H x19“D x 43“H	MAGENTA

ASSET #	DESCRIPTION	CATEGORY	DIMENSIONS	COLOR
1927	METAL STOOL	STOOL	30“H	SILVER
1928	METAL STOOL	STOOL	30“H	SILVER
1964	MUUTO STOOL WITH LOW BACK	STOOL	N/A	WOOD
1965	MUUTO STOOL WITH LOW BACK	STOOL	N/A	WOOD
1966	MUUTO STOOL WITH LOW BACK	STOOL	N/A	WOOD
1967	MUUTO STOOL WITH LOW BACK	STOOL	N/A	WOOD
1968	MUUTO STOOL WITH LOW BACK	STOOL	N/A	WOOD
1969	MUUTO STOOL WITH LOW BACK	STOOL	N/A	WOOD
1929	STOOL	STOOL	16” x 16” x 23.5”	COPPER
1983	TABLE	TABLE	39.5” x 14” x 29.5”	BLACK
1842	ROUND TABLE WITH DISC BASE		28.5” x 29.25”	BLACK/SILVER

EXHIBIT D

Form of Letter of Credit

Irrevocable Standby Letter of Credit No.

Beneficiary: Dropbox, Inc.                                                                          Issuance Date:

185 Berry Street

Berry Street Building, Suite 400

San Francisco, California 94107

Attention:

Accountee/Applicant:

Lyft

Attn:

Ladies and Gentlemen:

We hereby establish our Irrevocable Letter of Credit no.             in your favor for the account of             for an amount not to exceed in the aggregate             U.S. Dollars ($            ).

Funds under this credit are available against presentation of this original Letter of Credit and the attached Exhibit A, with the blanks appropriately completed.

This Letter of Credit expires and is payable at the office of             [Issuing Bank’s name, address, department, and fax number], on or prior to             , 20            [enter the Expiration Date], or any extended date as hereinafter provided for (the “Expiration Date”).

If the Expiration Date shall ever fall on a day which is not a business day, then such Expiration Date shall automatically be extended to the date which is the next business day. It is a condition of this Letter of Credit that the Expiration Date will be automatically extended without amendment for one (1) year from the Expiration Date hereof, or any future Expiration Date, unless at least sixty (60) days prior to any Expiration Date we notify you by certified mail, return receipt requested, or overnight courier service with proof of delivery to the address shown above, attention:             , and concurrently notify             , ATTN:             , in the same delivery method, that we elect not to extend the Expiration Date of this Letter of Credit. Upon your receipt of such notification, you may draw against this Letter of Credit by presentation of this original Letter of Credit and the attached Exhibit B, with the blanks appropriately completed.

Demands presented by fax (to fax number             ) are acceptable; provided that if any such demand is presented by fax, the original Exhibit and Letter of Credit shall be simultaneously forwarded by overnight courier service to our office located at the address stated above; provided further that the failure of the courier service to timely deliver shall not affect the efficacy of the demand. Further, you shall give telephone notice of a drawing to the Bank, attention:             at             , on the day of such demand, provided that your failure to provide such telephone notification shall not invalidate the demand.

Drawing(s) in compliance with all of the terms of this Letter of Credit, presented prior to 11:00 A.M., Pacific time, on a Business Day, shall be made to the account number or address designated by you of the amount specified, in immediately available funds, on the immediately following Business Day.

Drawing(s) in compliance with all of the terms of this Letter of Credit, presented on or after 11:00 A.M., Pacific time, on a Business Day, shall be made to the account number or address designated by you of the amount specified, in immediately available funds, on the second Business Day.

This Letter of Credit is transferable any number of times without charge to you. Transfer must be requested in accordance with our transfer form, which is attached as Exhibit C, accompanied by the return of this original Letter of Credit and all amendments thereto for endorsement thereon by us to the transferee. This Letter of Credit is transferable provided that such transfer would not violate any governmental rule, order or regulation applicable to us.

We hereby engage with you that documents (including fax documents) presented in compliance with the terms and conditions of this Letter of Credit will be duly honored if presented to our bank on or before the Expiration Date of this Letter of Credit, which is             , 20__.

Multiple and partial drawings are permitted.

This Letter of Credit is subject to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590.

[Issuing Bank’s name]

By:
Name:
Title:

Exhibit A to Exhibit D

SIGHT DRAFT

Irrevocable Standby Letter of Credit No.

Date of This Draft:

To:

Name of Issuing Bank

Address

Re: Irrevocable Standby Letter of Credit No.

To the order of

Pay             ($            )

At Sight

The undersigned, a duly authorized official of DROPBOX, INC., a Delaware corporation (hereinafter referred to as “Sublandlord”), hereby certifies that Sublandlord is entitled to draw upon Irrevocable Standby Letter of Credit No.             in the amount of $            [amount in words U.S. Dollars] pursuant to that certain Sublease dated February 18, 2016, by and between Sublandlord and LYFT, INC., a Delaware corporation, as Subtenant.

Payment of the amount demanded is to be made to the Beneficiary by wire transfer in immediately available funds in accordance with the following instructions:

[Payment instructions to be inserted]

By:
Name:
Title:

Exhibit B to Exhibit D

Irrevocable Standby Letter of Credit No.

Date:

To:

Name of Issuing Bank

Address

Ladies and Gentlemen:

Re: Irrevocable Standby Letter of Credit No.

The undersigned, a duly authorized official of DROPBOX, INC., a Delaware corporation, (hereinafter referred to as “Sublandlord”), hereby certifies that Sublandlord is entitled to draw upon Irrevocable Standby Letter of Credit No.             in the amount of $            [amount in words U.S. Dollars] as we have been notified that the Letter of Credit will not be extended and             has not provided us with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of that certain Sublease dated as of February 18, 2016 by and between Sublandlord and LYFT, INC., as Subtenant.

Drawn under Irrevocable Standby Letter of Credit No.             issued by             [name of Issuing Bank].

Payment of the amount demanded is to be made to the Beneficiary by wire transfer in immediately available funds in accordance with the following instructions:

[Payment instructions to be inserted]

[Beneficiary’s name]

By:
Name:
Title:

Exhibit C to Exhibit D

Irrevocable Standby Letter of Credit No.

Date:

To:

Name of Issuing Bank

Address

Ladies and Gentlemen:

Re: Irrevocable Standby Letter of Credit No.

For value received, the undersigned Beneficiary hereby irrevocably transfers to:

(Name of Transferee)

(Address)

(City, State, Zip Code)

All rights of the undersigned beneficiary to draw under the above Letter of Credit up to its available amount as shown above as of the date of this transfer.

By this transfer, all rights of the undersigned Beneficiary in such Letter of Credit are transferred to the Transferee and the Transferee shall have the sole rights as Beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Transferee without necessity of any consent of or notice to the undersigned Beneficiary.

The original of such Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it directly to the Transferee with your customary Notice of Transfer.

Very truly yours,

[Beneficiary’s name]

By:
Name:
Title:

The above signature with title as stated conforms to that on file with us and is authorized for the execution of said instruments.

[Name of Authenticating Bank]

By:
Name:
Title:

EXHIBIT E

INITIAL LETTER OF CREDIT (JP MORGAN/CHASE BANK)

Irrevocable Standby Letter of Credit No.

Beneficiary:

Dropbox, Inc.

185 Berry Street

Berry Street Building, Suite 400

San Francisco, California 94107

Attention: Head of Real Estate and Office Team

(hereinafter referred to as “Sublandlord”),

Accountee/Applicant:

Lyft

Attn:

(hereinafter referred to as “Subtenant”),

Ladies and Gentlemen:

We hereby establish our Irrevocable Letter of Credit no.             in your favor for the account of Lyft, Inc., for an amount not to exceed in the aggregate             U.S. Dollars ($            ).

WE ARE INFORMED THIS LETTER OF CREDIT IS ISSUED TO COVER A SUBLEASE AGREEMENT NO.             DATED             BETWEEN DROPBOX, INC., AND LYFT, INC., for the property located at 185 Berry Street, San Francisco, California.

Funds under this credit are available against presentation of this original Letter of Credit and the attached Exhibit A with the blanks appropriately completed.

This Letter of Credit expires and is payable at the office of

JPMORGAN CHASE BANK, N.A.

Global Trade

300 South Grand Avenue, 4th floor

Los Angeles, CA 90071

Fax: 213-346-9471

on or prior to             , 20            [enter the Expiration Date], or any extended date as hereinafter provided for (the “Expiration Date”).

If the Expiration Date shall ever fall on a day which is not a business day, then such Expiration Date shall automatically be extended to the date which is the next business day.

“BUSINESS DAY” SHALL MEAN ANY DAY ON WHICH COMMERCIAL BANKS ARE NOT AUTHORIZED OR REQUIRED TO CLOSE IN LOS ANGELES AND ANY DAY ON WHICH PAYMENTS CAN BE EFFECTED ON THE FEDWIRE SYSTEM.

It is a condition of this Letter of Credit that the expiration date shall be automatically extended without amendment for one (1) year from the expiration date hereof or any future expiration date unless at least sixty (60) days prior to such expiration date we send notice to you by certified mail or hand delivered courier, at the address stated above Attention: Head of Real Estate and Office Team, that we elect not to extend this Letter of Credit for any such additional period.

Upon your receipt of such notification, you may draw against this Letter of Credit by presentation of this original Letter of Credit and the attached Exhibit B, with the blanks appropriately completed.

DRAWINGS MAY ALSO BE PRESENTED BY TELECOPY (“FAX”) TO FAX NUMBER 213-346-9471 , 312-233-2265 or 312-233-2266 UNDER TELEPHONE PRE-ADVICE TO 213-621-8081 OR ALTERNATELY TO 1-800-634-1969; PROVIDED THAT SUCH FAX PRESENTATION IS RECEIVED ON OR BEFORE THE EXPIRY DATE ON THIS INSTRUMENT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, IT BEING UNDERSTOOD THAT ANY SUCH FAX PRESENTATION SHALL BE CONSIDERED THE SOLE OPERATIVE INSTRUMENT OF DRAWING. IN THE EVENT OF PRESENTATION BY FAX, THE ORIGINAL DOCUMENTS SHOULD NOT ALSO BE PRESENTED.

Drawing(s) received by us in compliance with all of the terms of this Letter of Credit, presented prior to 11:00 A.M., Pacific standard time, on a Business Day, shall be made to the Beneficiary’s account number designated by you of the amount specified, in immediately available funds, on the immediately following Business Day.

Drawing(s) received by us in compliance with all of the terms of this Letter of Credit, presented on or after 11:00 A.M., Pacific standard time, on a Business Day, shall be made to the Beneficiary’s account number designated by you of the amount specified, in immediately available funds, on the second Business Day.

THIS LETTER OF CREDIT IS TRANSFERABLE, BUT ONLY IN ITS ENTIRETY, AND MAY BE SUCCESSIVELY TRANSFERRED. TRANSFER OF THIS LETTER OF CREDIT SHALL BE EFFECTED BY US UPON YOUR SUBMISSION OF THIS ORIGINAL LETTER OF CREDIT, INCLUDING ALL AMENDMENTS, IF ANY, ACCOMPANIED BY OUR TRANSFER REQUEST FORM DULY COMPLETED AND SIGNED, WITH THE SIGNATURE THEREON AUTHENTICATED BY YOUR BANK. ANY TRANSFER FEE WILL BE FOR THE ACCOUNT OF SUBTENANT, AND PAYMENT OF SUCH TRANSFER FEE WILL NOT BE A CONDITION TO THE TRANSFER. IN ANY EVENT, THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON OR ENTITY LISTED IN OR OTHERWISE SUBJECT TO, ANY SANCTION OR EMBARGO UNDER ANY APPLICABLE RESTRICTIONS.

Transfer must be requested in accordance with our transfer form (available upon request), accompanied by the return of this original Letter of Credit and all amendments thereto for endorsement thereon by us to the transferee

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE ENGAGE WITH YOU THAT DOCUMENTS PRESENTED UNDER AND IN CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONORED ON PRESENTATION IF PRESENTED ON OR BEFORE THE EXPIRATION AT OUR COUNTERS AT 300 South Grand Avenue, 4th floor, LOS ANGELES, CA 90071 ATTN: STANDBY LETTER OF CREDIT. THE ORIGINAL LETTER OF CREDIT MUST ACCOMPANY THE DOCUMENTS REQUIRED UNDER THIS CREDIT FOR ENDORSEMENT.

THIS LETTER OF CREDIT MAY BE CANCELLED PRIOR TO EXPIRATION PROVIDED THE ORIGINAL LETTER OF CREDIT (AND AMENDMENTS, IF ANY) ARE RETURNED TO JPMORGAN CHASE BANK, N.A., AT OUR ADDRESS AS INDICATED HEREIN, WITH A STATEMENT SIGNED BY THE BENEFICIARY STATING THAT THE ATTACHED LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED TO THE ISSUING BANK FOR CANCELLATION.

Multiple and partial drawings are permitted.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES, INTERNATIONAL CHAMBER OF COMMERCE—PUBLICATION NO. 590 (“ISP98”), AND IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

PLEASE DIRECT ALL CORRESPONDENCE and any drawings regarding THIS STANDBY LETTER OF CREDIT TO OUR OFFICE AT 300 South Grand Avenue, 4th floor, LOS ANGELES, CA 90071 ATTN: STANDBY LETTER OF CREDIT DEPARTMENT/MS. AGNES MARTINEZ, VICE PRESIDENT, TEL NO. (213) 621-8076 OR JAY FERNANDO, TEL NO. (213) 621-8081

[Issuing Bank’s name]

By:
Name:
Title:

Exhibit A to Exhibit E

SIGHT DRAFT

Irrevocable Standby Letter of Credit No.

Date of This Draft:

To:

Name of Issuing Bank

Address

Re: Irrevocable Standby Letter of Credit No.

To the order of

Pay             ($            )

At Sight

For value received under Letter of Credit No.

Payment of the amount demanded is to be made to the Beneficiary by wire transfer in immediately available funds in accordance with the following instructions:

[Payment instructions to be inserted]

By:
Name:
Title:

Exhibit B to Exhibit E

Irrevocable Standby Letter of Credit No.

Date:

To:

Name of Issuing Bank

Address

Ladies and Gentlemen:

Re: Irrevocable Standby Letter of Credit No.

The undersigned, a duly authorized official of DROPBOX, INC., a Delaware corporation, (hereinafter referred to as “Sublandlord”), hereby certifies that Sublandlord is entitled to draw upon Irrevocable Standby Letter of Credit No.             in the amount of $            [amount in words U.S. Dollars] as we have been notified that the Letter of Credit will not be extended and             has not provided us with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of that certain Sublease dated as of             ,             by and between Sublandlord and             , as Subtenant

for the property located at 185 Berry Street, San Francisco, California.

Drawn under Irrevocable Standby Letter of Credit No.             issued by             [name of Issuing Bank].

Payment of the amount demanded is to be made to the Beneficiary by wire transfer in immediately available funds in accordance with the following instructions:

[Payment instructions to be inserted]

[Beneficiary’s name]

By:
Name:
Title:

EXHIBIT F

Additional Documents

The “Additional Documents” are:

(i) that certain change of Landlord Address and Representative letter dated as of May 18, 2015;

(ii) that certain letter dated May 13, 2015, pursuant to which Sublandlord notified Landlord of a change in Sublandlord’s address;

(iii) that certain Notice of Lease Term dates dated as of February 24, 2012;

(iv) that certain delivery notice regarding Suite 3400 dated April 3, 2014;

(v) that certain delivery notice dated March 5, 2015, regarding Expansion Premises 2;

(vi) that certain letter dated March 31, 2015, regarding Landlord’s conditional approval of Preliminary/Parcel Construction Drawings regarding Suite 5000;

(vii) that certain notice dated June 2, 2014, regarding Landlord’s delivery of Suite 5100;

(viii) that certain notice dated March 5, 2015, regarding Sublandlord’s exercise of the right to lease Suite 5100; and

(ix) that certain First Offer Notice dated September 15, 2015, to Tenant regarding Suite 3000.